UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

fuboTV Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

fuboTV Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Shareholders

June 9, 2022

12:00 p.m. (Eastern Time)

fuboTV Inc.

1290 Avenue of the Americas, 9th Floor, New York, NY 10104

April [ ● ], 2022

To Our Shareholders:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of fuboTV Inc. at 12:00 p.m. Eastern Time, on Thursday, June 9, 2022, via live webcast.

The 2022 Annual Meeting of Shareholders will be a virtual meeting. We believe the virtual meeting technology provides expanded shareholder access while providing shareholders the same rights and opportunities to participate as they would have at an in-person meeting. During the virtual meeting, you may ask questions and will be able to vote your shares electronically. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time. Please note that there is no in-person annual meeting for you to attend.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Important Information for Holders of Common Stock:

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. You may also vote your shares online during the Annual Meeting even if you have previously submitted your proxy. Instructions on how to vote while participating in the meeting live via the Internet are provided in the accompanying proxy statement and posted at www.virtualshareholdermeeting.com/FUBO2022.

YOUR VOTE IS IMPORTANT

Thank you for your support.

Sincerely,

David Gandler	Edgar Bronfman Jr.

Chief Executive Officer	Executive Chairman

Notice of Annual Meeting of Shareholders

To Be Held Thursday, June 9, 2022

fuboTV Inc.

1290 Avenue of the Americas, 9th Floor, NEW YORK, NY 10104

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of fuboTV Inc., a Florida corporation (the “Company” or “fuboTV”), will be held on Thursday, June 9, 2022, at 12:00 p.m. Eastern Time, via live webcast, for the following purposes:

●	To elect David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Julie Haddon, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson as directors to serve until the 2023 Annual Meeting of Shareholders;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and

●	To approve an amendment to the Company’s Articles of Incorporation that would allow the Company to redeem or require a sale of securities owned by shareholders that are deemed unsuitable for gaming regulatory purposes.

We will also transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Holders of record of our common stock at the close of business on April 14, 2022 are entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A complete list of these shareholders will be available for examination by any shareholder (i) for a period of ten days prior to the Annual Meeting for any purpose germane to the meeting by sending an email to 2022annualmeeting@fubo.tv, stating the purpose of the request and providing proof of ownership of Company stock, and (ii) during the Annual Meeting, via the Internet at www.virtualshareholdermeeting.com/FUBO2022. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may alternatively sign, date and mail the proxy card in the accompanying return envelope. We encourage shareholders to submit their proxy via telephone or online. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Gina Sheldon

Chief Legal Officer and Corporate Secretary

New York, New York

April [ ● ], 2022

CONTENTS

Page
PROXY STATEMENT	1
ATTENDING THE ANNUAL MEETING	1
Proposals	1
Recommendations of the Board	1
Information About This Proxy Statement	2
QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF SHAREHOLDERS	2
PROPOSALS TO BE VOTED ON	7
PROPOSAL 1 Election of directors	7
PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm	10
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	13
PROPOSAL 3 APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)	13
PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE ARTICLES THAT WOULD ALLOW THE COMPANY TO REDEEM OR REQUIRE A SALE OF SECURITIES OWNED BY SHAREHOLDERS THAT ARE DEEMED UNSUITABLE FOR GAMING REGULATORY PURPOSES	14
EXECUTIVE OFFICERS	18
CORPORATE GOVERNANCE	18
General	18
Board Composition	18
Director Independence	18
Director Candidates	19
Communications from Interested Parties	19
Board Leadership Structure and Role in Risk Oversight	20
COMPENSATION RISK ASSESSMENT	21
Code of Ethics	21
Anti-Hedging Policy	21
Attendance by Members of the Board of Directors at Meetings	21
Executive Sessions	21
Committees of the Board	21
EXECUTIVE AND DIRECTOR COMPENSATION	25
Security Ownership of Certain Beneficial Owners and Management	35
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	38
SHAREHOLDERS’ PROPOSALS	41
OTHER MATTERS	41
SOLICITATION OF PROXIES	41
fubotv’S ANNUAL REPORT ON FORM 10-K	42
APPENDIX A. PROPOSED ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF FUBOTV INC.	A-1

PROXY STATEMENT

fuboTV Inc.

1290 Avenue of the Americas, 9th Floor, New York, NY 10104

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or “Board”) of fuboTV Inc. (the “Company” or “fuboTV”) of proxies to be voted at our Annual Meeting of Shareholders to be held on Thursday, June 9, 2022 (the “Annual Meeting”), at 12:00 p.m. Eastern Time, via live webcast, and at any postponement or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, $0.0001 par value (“Common Stock”), at the close of business on April 14, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting. As of the Record Date, there were approximately [ ● ] shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to shareholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April [ ● ], 2022 to our shareholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 9, 2022:

This proxy statement and our 2021 Annual Report to Shareholders are available at http://www.proxyvote.com/.

ATTENDING THE ANNUAL MEETING

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FUBO2022.

PROPOSALS

At the Annual Meeting, our shareholders will be asked:

1.	To elect David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Julie Haddon, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson as directors to serve until the 2023 Annual Meeting of Shareholders;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and

4.	To approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to permit the Company to redeem or require a sale of securities owned by shareholders that are deemed unsuitable for gaming regulatory purposes.

We will also transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or the Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the election of David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Julie Haddon, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson as directors;

●	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers; and

●	FOR the approval of an amendment to the Articles that would allow the Company to redeem or require a sale of securities owned by shareholders that are deemed unsuitable for gaming regulatory purposes.

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INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because fuboTV’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, fuboTV is making this proxy statement and its 2021 Annual Report available to its shareholders electronically via the Internet. On or about April [ ● ], 2022, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request one. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one set of proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF SHAREHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is April 14, 2022. You are entitled to vote at the Annual Meeting only if you were a shareholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were [ ● ] shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

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AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of a majority of the outstanding shares entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND AND VOTE AT THE ANNUAL MEETING?

In order to allow greater attendance and participation, and to maintain a safe and healthy environment for our directors, management and shareholders, the Annual Meeting will be held entirely online. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FUBO2022. You will also be able to vote your shares electronically at the Annual Meeting.

To participate and vote at the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging in to your bank or brokerage firm’s website and selecting the shareholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of shareholders as of the Record Date.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by shareholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by shareholders as time permits. Only shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

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●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another shareholder;

●	in excess of the two question limit;

●	in furtherance of the shareholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?”.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, then either the person presiding over the meeting or the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, may adjourn the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

Shareholders of Record

We recommend that shareholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically. If you are a shareholder of record, there are three ways to vote by proxy:

●	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

●	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 8, 2022. Shareholders of record may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FUBO2022 and entering the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Eastern Time on June 9, 2022.

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Beneficial Owners

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/FUBO2022 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered shareholder, you may revoke your proxy or change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Corporate Secretary of fuboTV prior to the Annual Meeting; or

●	by attending and voting during the Annual Meeting live webcast.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the Annual Meeting by following the procedures described above.

WHO WILL COUNT THE VOTES?

A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

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HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

PROPOSAL	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
PROPOSAL 1: ELECTION OF DIRECTORS	The plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE ARTICLES THAT WOULD ALLOW THE COMPANY TO REDEEM OR REQUIRE A SALE OF SECURITIES OWNED BY SHAREHOLDERS THAT ARE DEEMED UNSUITABLE FOR GAMING REGULATORY PURPOSES	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of each other proposal before the Annual Meeting, represents a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on each other proposal before the Annual Meeting.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, each other proposal to be voted on at the Annual Meeting is a non-routine matter and, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1 Election of Directors

We currently have seven directors on our Board: David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Julie Haddon, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson. At the Annual Meeting, all seven directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2023 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as directors the persons whose names and biographies appear below. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below director nominees.

DIRECTOR NOMINEES (SUBSEQUENT TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Positions with fuboTV
David Gandler	46	April 2020	Chief Executive Officer and Director
Edgar Bronfman Jr.	66	May 2020	Executive Chairman and Director
Ignacio Figueras	45	August 2020	Director
Julie Haddon	54	March 2022	Director
Daniel Leff	53	July 2020	Director
Laura Onopchenko	54	September 2020	Director
Pär-Jörgen Pärson	58	May 2020	Director

The principal occupations and business experience, for at least the past five years, of each director nominee are as follows:

DAVID GANDLER	Age 46

David Gandler has served as our Chief Executive Officer and a member of our Board of Directors since April 2020. He previously served as President and Chief Executive Officer of fuboTV Media Inc. (formerly known as fuboTV Inc.) prior to the merger of fuboTV Media Inc. and fuboTV Acquisition Corp. in April 2020 (“fuboTV Pre-Merger”) and as a member of fuboTV Pre-Merger’s board of directors from March 2014 to April 2020. Prior to joining fuboTV Pre-Merger, Mr. Gandler served as Vice President, Ad Sales at DramaFever, a video streaming service acquired in 2016 by Warner Bros. Entertainment Inc., from 2013 to 2014. Prior to 2013, Mr. Gandler held positions at Scripps Networks Interactive, Inc., Time Warner Cable and Telemundo, a division of NBCUniversial Media, LLC. Since March 2021, Mr. Gandler has served on the board of directors of Waverley Capital Acquisition Corp. 1, a special purpose acquisition company. Mr. Gandler also currently serves as a trustee for the United States Olympic & Paralympic Foundation. Mr. Gandler received his bachelor’s degree in Economics from Boston University. We believe Mr. Gandler is qualified to serve on our Board based on his considerable experience in the digital media industry as well as the operational insight and expertise he has accumulated as our Chief Executive Officer and as the Chief Executive Officer of fuboTV Pre-Merger since its inception.

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EDGAR BRONFMAN JR.	Age 66

Edgar Bronfman Jr. has served as our Executive Chairman and a member of our Board of Directors since May 2020. Since October 2017, Mr. Bronfman has served as Chairman of Waverley Capital LLC, a media-focused venture capital fund, of which he is also a co-founder and General Partner. Since 2014, Mr. Bronfman has served as Managing Partner of Accretive, LLC, a private equity firm. Mr. Bronfman served in various roles at Warner Music Group, a multinational entertainment and record label, most recently serving as Chief Executive Officer from March 2004 to August 2011 and as a member of the board of directors from March 2004 to May 2013, including serving as chairman of the board of directors from March 2004 to January 2012. Since March 2021, Mr. Bronfman has served as the Chairman of the board of directors of Waverley Capital Acquisition Corp. 1, a special purpose acquisition company. Mr. Bronfman previously served on the boards of directors of IAC/InterActive Corp, a publicly-held operator of Internet businesses, from February 1998 to October 2019 and Accretive Health, Inc. (now known as R1 RCM Inc.), a healthcare management company, from October 2006 to February 2016. Mr. Bronfman has also served as executive chairman of Global Thermostat Operations, LLC, a company designed to develop and commercialize technology for the direct capture of carbon dioxide, since 2010 and on the board of directors of Falcon Capital Acquisition Corp since 2020. Mr. Bronfman is Chairman of the Board of Endeavor Global, Inc., a member of the board of trustees of NYU Langone Health, a member of the Board of the Council of Foreign Relations, Vice President of the Ann L. Bronfman Foundation and Director of the Clarissa and Edgar Bronfman Jr. Foundation. We believe Mr. Bronfman is qualified to serve on our Board based on his experience as a member of senior management of various public and global companies, which gives him particular insight into business strategy, leadership, marketing, consumer branding and international operations. The Board also considered his high level of financial literacy and insight into the media, entertainment and technology industries as well as his private equity experience.

IGNACIO FIGUERAS	Age 45

Ignacio “Nacho” Figueras has served on our Board of Directors since August 2020. Mr. Figueras is an award-winning Argentinian polo player, an entrepreneur, television personality, spokesperson, investor and philanthropist. Since 2004, Mr. Figueras has been the captain and co-owner of the Black Watch polo team and, since 2004, has been the owner of Cria Yatay, a successful global horse breeding operation based in Argentina. In addition to his polo career, in collaboration with Flavors & Fragrances, Mr. Figueras has developed a luxury fragrance line, The Ignacio Figueras Collection. Further, in 2013, Mr. Figueras and Estudio Ramos co-founded the Figueras Design Group a global design consultancy headquartered in Buenos Aires with offices in New York and Chicago. Mr. Figueras is also an investor and a member of the Advisory board at Flow Water, a fast-growing premium wellness water brand in North America. From 2000 to 2019, Mr. Figueras served as a spokesperson for Ralph Lauren and Ralph Lauren fragrances. We believe Mr. Figueras is qualified to serve on our Board based on the valuable insight into the sports industry he brings from his first-hand experience as a world-class athlete in the United States and globally.

JULIE HADDON	Age 54

Julie Haddon has served on our Board of Directors since March 2022. Ms. Haddon is an owner of the Chicago Red Stars of the National Women’s Soccer League. Previously, from 2016 to 2021, Ms. Haddon was Senior Vice President of Global Brand and Consumer Marketing for the National Football League (“NFL”). While at the NFL, Ms. Haddon’s team developed the league’s Brand and Fan Engagement strategy for sports betting. She also founded and served as executive sponsor of NFL Pride, the league’s first-ever LGBTQ+ group, and was executive producer of the documentary, A Lifetime of Sundays, featuring four trailblazing women owners of the NFL. Prior to joining the NFL, Ms. Haddon spent two decades working in senior leadership roles, including at DreamWorks Animation which produced the franchise SHREK, where her team was the recipient of the first-ever Academy Award for an Animated Feature Film. She also led marketing at Fox/Disney’s Blue Sky Studios, and social media at eBay and Zynga. Ms. Haddon currently serves on the board of directors for TOCA Football, a soccer-focused technology, training and entertainment company, and as a senior advisor to Bettor Capital, a venture fund focused on sports betting and gaming innovation. Ms. Haddon also serves as a board advisor at NuArca Labs, a sports, athlete and ticketing NFT global platform. Ms. Haddon received a B.A. from Indiana University. We believe Ms. Haddon is qualified to serve on our Board based on a variety of factors, including her extensive experience in the sports and media industries. In addition, the Board considered that Ms. Haddon contributes to the gender and LGBTQ+ diversity of the Board.

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DANIEL LEFF	Age 53

Dr. Daniel Leff has served on our Board of Directors since July 2020. Dr. Leff is Co-Founder of Waverley Capital, a media-focused venture capital fund, where he has served as Managing Partner since 2017. Dr. Leff also serves as a Managing Partner of Luminari Capital, a media-focused venture capital fund that he founded in 2013. Prior to co-founding Waverley Capital and Luminari Capital, Dr. Leff was a Partner with Globespan Capital Partners. Earlier in his career, Dr. Leff worked for Sevin Rosen Funds, Redpoint Ventures and held engineering, marketing and strategic investment positions with Intel Corporation. Since March 2021, Dr. Leff has served as Chief Executive Officer and director of Waverley Capital Acquisition Corp. 1, a special purpose acquisition company. Dr. Leff served on the board of directors of fuboTV Pre- Merger, from May 2015 to April 2020, and Roku, Inc., a publicly-traded media streaming company, from August 2011 to May 2018. In addition, Dr. Leff currently serves on the board of directors of multiple private media companies including CameralQ. Previously, Dr. Leff served on the board of directors of Wondery (sold to Amazon), a podcast network, from June 2019 to February 2021. Dr. Leff has also been an investor and/or director in various other media companies, including 1Mainstream (sold to Cisco), Art19, Elemental Technologies (sold to Amazon), Endel, Headspace, Matterport, MikMak, MOVL (sold to Samsung), PlutoTV (sold to ViacomCBS), TheAthletic (sold to the NY Times) and Volley. Dr. Leff received his bachelor’s degree in Chemistry from The University of California, Berkeley (“UC Berkeley”), his Ph.D. in Physical Chemistry from the University of California, Los Angeles (“UCLA”) and his Master of Business Administration from The UCLA Anderson Graduate School of Management, where he was an Anderson Venture Fellow and where he currently serves on the Board of Advisors. We believe Dr. Leff is qualified to serve on our Board based on his decades of experience in investing and serving on the boards of both private and publicly-traded media companies, his insight into business strategy, leadership, and marketing in the industry and his service on the fuboTV Pre-Merger Board of Directors.

LAURA ONOPCHENKO	Age 54

Laura Onopchenko has served on our Board of Directors since September 2020. Ms. Onopchenko currently serves as Chief Financial Officer at Getaround, a carsharing company she joined in September 2020. Ms. Onopchenko previously served as Chief Financial Officer at NerdWallet, a website and app that provides financial guidance to more than 160 million consumers every year, from September 2017 to March 2020. Before NerdWallet, she was Vice President of Finance at DaVita Rx, the pharmacy division at DaVita, from February 2011 to July 2016. Earlier in her career, Ms. Onopchenko worked as an investment banker, an early-stage tech investor, and in a variety of operating roles in environments ranging from start-ups to Fortune 500 companies. Ms. Onopchenko received her bachelor’s degree in Economics from UC Berkeley and her Master of Business Administration from The Wharton School of the University of Pennsylvania. We believe Ms. Onopchenko is qualified to serve on our Board based on her experience with high-growth companies and her financial expertise. In addition, the Board considered that Ms. Onopchenko contributes to the gender diversity of the Board.

PÄR-JÖRGEN PÄRSON	Age 58

Pär-Jörgen Pärson has served on our Board of Directors since May 2020. Since 2004, Pär-Jörgen Pärson has been a General Partner of Northzone, a venture capital firm, where his primary areas of focus are disruptive businesses in consumer internet, health, and fintech. Before joining Northzone, Mr. Pärson ran his own investment firm, and was a consultant at McKinsey & Company. Mr. Pärson served on the board of directors of fuboTV Pre-Merger and Spotify AB, the subscription music streaming service, from 2008 to 2017. In addition, Mr. Pärson currently serves on the board of directors of private companies Spring Health Inc., a health tech company, Stockeld Dreamery AB, a Swedish foodtech startup, Hopin Ltd, a UK video tech company, Yoni Circle, a US-based social network, Homa Games SA, a French casual mobile gaming company, and Goals AB, a Swedish mobile games tech company. Previously, Mr. Pärson served on the board of directors of various private companies including, iZettle AB, a payments company (which was acquired by PayPal) from 2011 to 2016, Avito AB, an online classifieds service (acquired by Naspers in 2016) from 2011 to 2016, Qapital Insight AB, a fintech company, from 2013 to 2018, Widespace AB, an adtech business, from 2012 to 2018, and Jukely Inc, a live music subscription service, from 2014 to 2020. Mr. Pärson received his Master of Business Administration from the Stockholm School of Economics. We believe Mr. Pärson is qualified to serve on our Board based on his prior service on the board of directors of fuboTV Pre-Merger, his venture capital experience and his experience as a member of the board of directors of consumer internet and media companies, through which he has valuable insight into business strategy, leadership, and international operations.

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PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our shareholders for ratification. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our shareholders and believe that shareholder ratification of our appointment is a good corporate governance practice.

KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of KPMG LLP is expected to attend the Annual Meeting via live webcast, to have an opportunity to make a statement if desired, and to be available to respond to appropriate questions from shareholders.

In the event that the appointment of KPMG LLP is not ratified by the shareholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of fuboTV.

Change in Independent Registered Public Accounting Firm

Engagement and Dismissal of Marcum LLP

On March 1, 2019, the Board appointed Marcum LLP (“Marcum”) as our independent registered accounting firm. On March 31, 2020, the Company dismissed Marcum LLP from its role as the Company’s independent registered public accounting firm, and on March 31, 2020 the Company engaged Salberg & Company P.A. (“Salberg”) as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Marcum to Salberg was approved unanimously by our Board. The report of Marcum on the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2018, and in the subsequent interim period through April 7, 2020, there were no disagreements with Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in their report. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent period through April 7, 2020.

We provided Marcum with a copy of the disclosures made in connection with the filing of a Form 8-K on April 7, 2020 and requested that Marcum furnish a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K/A filed on April 14, 2020.

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Engagement and Disengagement of Salberg & Company P.A.

On March 31, 2020, we appointed Salberg as our new independent registered public accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Salberg and the subsequent interim period through April 6, 2020, neither the Company nor anyone acting on its behalf consulted with Salberg regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On April 23, 2020, Salberg disengaged from its role as the Company’s independent registered public accounting firm. Because Salberg has not issued any reports on the Company’s financial statements, no Salberg report for the past two years contained an adverse opinion or a disclaimer of opinion and/or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through April 23, 2020, there have been no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Salberg’s satisfaction, would have caused Salberg to make reference to the subject matter of the disagreement in connection with reports on the Company’s financial statements for such periods. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent period through April 23, 2020.

On April 23, 2020, the Company engaged L J Soldinger Associates, LLC (“Soldinger”) as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Salberg to Soldinger was approved unanimously by our Board.

We provided Salberg with a copy of the foregoing disclosures in connection with the filing of a Form 8-K on April 29, 2020, and requested that Salberg furnish a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on April 29, 2020.

Engagement and Dismissal of L J Soldinger Associates, LLC

On April 23, 2020, the Board appointed Soldinger as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Soldinger and the subsequent interim period through April 23, 2020, neither the Company nor anyone acting on its behalf consulted with Soldinger regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On September 21, 2020, the Company dismissed Soldinger from its role as the Company’s independent registered public accounting firm, and on September 21, 2020 the Company engaged KPMG LLP as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Soldinger to KPMG LLP was approved by the Company’s Audit Committee. The report of Soldinger on the Company’s consolidated financial statements for the fiscal year ended December 31, 2019 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2019, and in the subsequent interim period through September 21, 2020, there were no disagreements with Soldinger on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Soldinger, would have caused Soldinger to make reference to the matter in their report. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent periods ended March 31, 2020 or June 30, 2020.

We provided Soldinger with a copy of the foregoing disclosures in connection with the filing of a Form 8-K on September 24, 2020, and requested that Soldinger furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on September 24, 2020.

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Engagement of KPMG LLP

On September 21, 2020, the Audit Committee approved the appointment of KPMG LLP as our new independent registered public accounting firm. On September 21, 2020, we entered into an engagement agreement with KPMG LLP effective immediately.

During our two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through September 21, 2020, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in connection with which either a written report or oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions will have no effect on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of fuboTV Inc. (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Laura Onopchenko (Chair)

Daniel Leff

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees, in thousands, of KPMG LLP, our independent registered public accounting firm, that were billed or billable to us for each of the last two fiscal years for audit services and were billed or billable to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2021	Fiscal 2020
Audit Fees	$3,002	$1,288
Audit-Related Fees	—	—
Tax Fees	679	106
All Other Fees	—	—
Total Fees	$3,681	$1,394

AUDIT FEES

Audit fees for 2021 and 2020 consisted of fees charged for services related to the annual audit of the Company’s consolidated financial statements, an audit of internal control (2021), quarterly reviews of the Company’s interim condensed consolidated financial statements and procedures related to the Company’s registration statement filings and securities offerings.

TAX FEES

Tax fees for 2021 and 2020 consisted of fees charged for tax compliance services, tax advice, including tax advice related to acquisitions, and services related to an analysis under Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Pursuant to the Audit Committee charter, the Audit Committee reviews and approves, in advance, (i) the scope and plans for the audits and the audit fees and (ii) approves in advance all non-audit and tax services to be performed by the independent auditor and any associated fees. At each Audit Committee meeting, the Audit Committee will review and generally pre-approve specific types of services and the ranges of fees that may be provided by the independent auditor. Specific pre-approval is required for all other non-audit and tax services by the Audit Committee or Audit Committee Chair on behalf of the Audit Committee. All services provided by our independent registered public accounting firm in 2020 and 2021 were approved in accordance with such pre-approval policies and consistent with SEC rules.

PROPOSAL 3 Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers (“Say-on-Pay Vote”)

BACKGROUND

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the below resolution enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay Vote”, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We encourage you to carefully review the “Executive Compensation” section of this proxy statement for additional details on the Company’s executive compensation for the fiscal year ended December 31, 2021. The “Executive Compensation” section of this proxy statement also includes information on the processes our Compensation Committee is using to determine the structure and amounts of the compensation of executive officers in fiscal year 2021 and beyond.

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As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our shareholders expressed through your vote on this proposal. The Board and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our named executive officers. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of fuboTV Inc. approve, on an advisory (non-binding) basis, the 2021 compensation of fuboTV Inc.’s named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in fuboTV Inc.’s Proxy Statement for the 2022 Annual Meeting of Shareholders.”

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal.

At our 2020 Annual Meeting of Shareholders, the Company’s shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, the Company has determined to hold a “Say-on-Pay” advisory vote every year. Accordingly, our next advisory Say-on-Pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2023 Annual Meeting of Shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers for the fiscal year ended December 31, 2021, as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this proxy statement.

PROPOSAL 4 Approval of an Amendment to the Articles that Would Allow the Company to Redeem or Require a Sale of Securities Owned by Shareholders that are Deemed Unsuitable for Gaming Regulatory Purposes

The Board has unanimously adopted, approved and recommended to its shareholders the approval of an amendment to the Articles (the “Articles Amendment”) which, among other things, would require all Securities (as defined below) of the Company to be held subject to suitability standards, qualifications and requirements of the applicable gaming authorities that regulate the operation and conduct of the gaming-related businesses of the Company or any of its affiliates, and in accordance with the requirements of all applicable gaming laws. The Articles Amendment would allow the Company to elect (unless otherwise required by any gaming law or gaming authority) to redeem such unsuitable person’s Securities for the Redemption Price (as defined below) or require that such Securities be sold or disposed of to a third party. In either case, the Securities holder retains an opportunity to dispose of such Securities to an acceptable third party.

REASONS FOR THE PROPOSED AMENDMENT

Our current business and growth strategy focuses on the expansion of our online wagering operations. Our intent is to create a complementary revenue stream to our current business model, through the integration of gaming activities with our expansive live sports coverage, to create a flywheel that lifts engagement and retention, expands advertising revenue through increased viewership, and creates additional sales opportunities. In February 2021, we consummated the acquisition of Vigtory, Inc. (“Vigtory”), a sports betting and interactive gaming company, which we renamed Fubo Gaming Inc., and augmented our video technology platform with Vigtory’s sportsbook capabilities and pipeline of market access agreements. During the year ended December 31, 2021, we invested significant capital in gaming licensure expenses and dedicated substantial time and effort toward the launch of our business-to-consumer online and mobile sportsbook, Fubo Sportsbook. We currently hold active licenses in both Arizona and Iowa and have entered into market access agreements with third parties in over eight other states. As we continue to implement this strategic plan, we anticipate seeking gaming licenses in additional jurisdictions. We believe our ongoing expansion within the heavily regulated gaming industry necessitates certain precautionary measures to protect our ability to obtain and maintain gaming licenses and permits, consistent with those measures implemented by similarly situated gaming companies.

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As an operator and provider of wagering and other gaming-related products and services, we are subject to various gaming laws and regulations in certain jurisdictions, including those in which we already operate. We anticipate that, as we expand our wagering and other gaming-related products and services, we will become subject to a variety of additional gaming laws and regulations in those jurisdictions in which we begin to operate. In many of such jurisdictions, we are or will be required to make certain filings with gaming regulatory authorities and obtain and maintain various licenses, permits, waivers, findings of suitability or other gaming regulatory approvals in order to conduct our business. Gaming regulatory authorities have broad discretion and can require any of our officers, directors or shareholders to make certain filings, be investigated, and/or be subject to a determination of suitability. Generally, in order to obtain and maintain such licenses, permits, waivers, findings of suitability, or other gaming regulatory approvals, none of the Company’s officers, directors or shareholders may be persons who are deemed unsuitable by a gaming regulatory authority. In the event that any of the Company’s officers, directors or shareholders are or may be deemed unsuitable by an applicable gaming regulatory authority, the Company may be unable to make all required gaming regulatory filings or may be denied a license, permit, waiver or other necessary gaming regulatory approval. Furthermore, any previously granted license, permit, waiver or other gaming regulatory approval that is required for the Company to conduct its business may be revoked, rescinded or terminated by any gaming regulatory authority.

Additionally, certain of our agreements with third parties include gaming regulatory covenants that require us to make certain filings and/or obtain and maintain requisite licenses, permits, waivers or other approvals required to conduct our business. These agreements may provide such third parties with a right to terminate or seek other remedies against us in an event that we are unable to refrain from having unsuitable shareholders. As we continue to expand our operations and involvement in the gaming industry, we anticipate that future contractual agreements and third parties may also require similar regulatory covenants with which we must comply.

It is prevalent practice for corporations with gaming operations to require compliance by their shareholders with applicable licensure obligations. Many corporations engaged in gaming, or that are merely engaged in business with entities in the gaming industry, include similar provisions to the Articles Amendment in their organizational documents. These provisions are designed to provide gaming corporations with the means and flexibility to prevent an unsuitable shareholder from continuing to hold securities in a manner that would put at risk gaming licenses and ensure that management’s attention will not be diverted from the business’ needs or strategic plans.

Likewise, this Articles Amendment will substantially increase our ability to ensure compliance with gaming laws and regulations, and protect ourselves against encountering problems with gaming authorities, by providing the Company with the ability to redeem or require the sale of Securities accumulated by a holder who is deemed unsuitable or unqualified. The Board believes that this flexibility to efficiently safeguard our current and future gaming-related products and services, and ensure compliance with our third party contractual obligations, is in the best interests of the Company and its shareholders. Additionally, should the Company so elect to redeem a shareholder’s Securities at the then fair market value (as determined as set forth below), the Articles Amendment also provides the unsuitable shareholder with the discretion, prior to the date of redemption, to instead dispose of such Securities privately or in an open market transaction.

PROPOSED AMENDMENT TO ARTICLES

The form of the proposed Articles Amendment is attached hereto as Appendix A and the following description of the proposed Articles Amendment is qualified in its entirety by reference to Appendix A.

Effects on Disqualified Holder

The proposed Articles Amendment provides the Company with the right, but not the obligation, to redeem or require the disposal of the Securities, or a portion thereof held by a person who has been determined to be a disqualified holder upon terms further described below. For the purposes hereof, “Securities” shall mean all shares of capital stock, bonds, notes, convertible debentures, warrants or other instruments that represent or are exchangeable or exercisable for, or convertible into, a share in the equity of the Company, debt owed by the Company, or the right to acquire any of the foregoing.

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A “Disqualified Holder” is any person that owns or controls any Securities: (i) who is requested or required pursuant to any gaming law to appear before, or submit to the jurisdiction of, or file an application with, or provide information to, any gaming authority and either refuses to do so or otherwise fails to comply with such request or requirement within a reasonable period of time or as and when requested, (ii) who has withdrawn or requested the withdrawal of a pending application for any gaming license from any gaming authority in anticipation of such person being denied such gaming license or receiving such gaming license subject to materially burdensome or unacceptable terms or conditions, (iii) who is determined or shall have been determined by any gaming authority to be unsuitable or unqualified to own or control any interest in any person engaged in gaming activities in a gaming jurisdiction or to be connected or affiliated with a person engaged in gaming activities in a gaming jurisdiction, (iv) whose ownership or control of securities may cause or result, in the judgment of the Board, in the failure of the Company or any of its affiliates to obtain, maintain, retain, renew or qualify for a gaming license, or in the imposition of any materially burdensome or unacceptable terms or conditions on any gaming license, or (v) who, in the sole discretion of the Board, is deemed to have acquired or disposed of, directly or indirectly, in one or more transactions, 5% (or such other greater or lesser threshold, or additional threshold or thresholds, as may be established by a gaming authority from time to time) or more of any class or series of outstanding Securities without providing advance written notice to the Company and receiving the advance approval of the gaming authorities, to the extent required under the applicable gaming laws.

If any person that owns or controls Securities is determined to be a Disqualified Holder, then the Company may give notice to such person that they are deemed a Disqualified Holder, which shall be deemed effective on the date given (the “Notice Date”), and elect in its sole discretion (unless otherwise required by any gaming law or gaming authority):

●	to redeem any or all such Securities on the date specified in such notice (the “Redemption Date”), which date may not be less than 30 days after the Notice Date (unless an earlier time is required by any gaming authority or any gaming law), at a price equal to the Redemption Price; or

●	to require such Disqualified Holder to sell or otherwise dispose of such Securities (or, if applicable, a portion thereof, to enable the Company to then determine in its sole discretion that such person would no longer be deemed a Disqualified Holder) within the 30-day period commencing on the Notice Date (or an earlier time if so required by any gaming authority or any gaming law) in a manner satisfactory to the Board in its sole discretion and, to the extent such purchaser or transferee is readily identifiable, to a purchaser or transferee that the Board determines in good faith (following consultation with reputable outside gaming regulatory counsel) is not a Disqualified Holder.

If the Company should elect to redeem such Securities, the Disqualified Holder shall be permitted to consummate an “Alternate Private Transaction,” meaning that such person may dispose of their Securities (or, if applicable, a portion thereof, to enable the Company to then determine in its sole discretion that such person would no longer be deemed a Disqualified Holder) in a manner satisfactory to the Board in its sole discretion, prior to the Redemption Date and to a purchaser or transferee that, to the extent such person is readily identifiable, the Board determines in good faith (following consultation with reputable outside gaming regulatory counsel) is not a Disqualified Holder.

Commencing on the Notice Date (or such earlier date on which any gaming authority serves notice of its determination of unsuitability or disqualification of the Disqualified Holder on the Company), the Disqualified Holder shall not be entitled to receive payments of dividends or interest upon any Securities owned by such Disqualified Holder, or exercise, directly or indirectly, any voting or other rights conferred by the Securities upon the holders thereof.

The “Redemption Price” of any Securities, unless otherwise required by any gaming authority, will be the price equal to the average closing sale price of such Securities as reported for composite transactions in securities listed on the principal trading market on which such Securities are then listed or admitted for trading during the 30 trading days preceding the Notice Date, or, if such Securities are not so listed or traded, the fair value of the Securities as determined by the Board in good faith and in consideration of such records of the Company and information, opinions, reports or statements presented to the Board by any of the Company’s officers, employees or financial advisors, or committees of the Board (including, without limitation, information, opinions, reports or statements regarding any discount for lack of marketability or otherwise), as the Board deems, in its sole discretion, to be relevant and pertinent to such determination.

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The Redemption Price may be paid in cash, by unsecured promissory note, or a combination thereof, as required by any applicable gaming authority and, if not so required, as the Company elects in its sole discretion. If all or any portion of the Redemption Price is to be paid by promissory note, the Company shall tender to the Disqualified Holder a promissory note in the principal amount of the Redemption Price, or portion thereof, to be paid thereby, it being understood that in no case shall such promissory note be directly or indirectly convertible into shares of the Company’s capital stock. Any promissory note shall contain such terms and conditions as the Board determines necessary or advisable, including without limitation, subordination provisions, to comply with any law or regulation then applicable to the Company or its affiliates or to prevent a default under any indebtedness of the Company or any affiliate of the Company. Any promissory will have a term of no more than ten years and will bear interest at the rate of 2% per year. After all of the requisite Securities have been redeemed, such Securities shall no longer be deemed to be outstanding, the Disqualified Holder shall cease to be a shareholder or Securities holder with respect to such Securities and all rights of such Disqualified Holder therein, other than the right to receive the Redemption Price, shall cease.

Effects on the Company

If we exercise our right to redeem Securities from a Disqualified Holder, (i) we will be required to fund the redemption payment, which may be substantial in amount, from our existing cash resources, the incurrence of indebtedness in the form of a promissory note issued to the Disqualified Holder or other sources of liquidity and (ii) the number of Securities outstanding will be reduced by the number of Securities redeemed. Alternatively, the proposed Articles Amendment permits us to require, or in the case of a redemption permits a Disqualified Holder to elect, a sale or disposal of such Securities to a third party. However, we cannot provide any assurance that either a redemption or third-party sale will adequately address the concerns of any gaming regulatory authorities or enable us to make all required gaming regulatory filings or obtain and maintain all licenses, permits or other gaming regulatory approvals that are required to conduct our business. Additionally, we may not be able to prevent a Disqualified Holder from acquiring or reacquiring Securities.

Notwithstanding the adoption of the proposed Articles Amendment, we may not be able to exercise our redemption rights in full or at all. We may be subject to contractual restrictions on our ability to redeem Securities. For example, agreements governing any of our future indebtedness may limit our ability to make redemptions. In the event such restrictions prohibit us from exercising our redemption rights in part or in full, we would not be able to exercise our redemption rights absent a waiver of the restrictions by the parties to such agreements, which we may not be able to obtain on acceptable terms or at all. In addition to contractual restrictions on our ability to redeem Securities, we may also be subject to contractual restrictions on the incurrence of additional indebtedness to finance a redemption, which could prohibit us from issuing a promissory note to finance a redemption.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of an amendment to the Articles.

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EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
David Gandler[1]	46	Chief Executive Officer and Director
Edgar Bronfman Jr.[2]	66	Executive Chairman and Director
John Janedis[3]	51	Chief Financial Officer
Alberto Horihuela Suarez[4]	34	Chief Growth Officer

1	See biography on page 7 of this proxy statement.

2	See biography on page 8 of this proxy statement.

3	John Janedis has served as our Chief Financial Officer since February 2022. Prior to joining the Company, Mr. Janedis served as Managing Director, Senior Equity Research Analyst at Wolfe Research, LLC, a sell-side research firm, from March 2020 through January 2022, specializing in the media, cable and telecommunications industries. Prior to that, he was Senior Vice President, Capital Markets, Treasurer and Investor Relations at TEGNA Inc., a media company, from December 2018 to March 2020. Prior to this role, Mr. Janedis served as Managing Director, Senior Equity Research Analyst at each of Jefferies LLC from 2014 to 2018, UBS Securities from 2010 to 2014 and Wells Fargo Securities from 2006 to 2010. Mr. Janedis received his bachelor’s degree in Economics and Master of Business Administration from New York University.

4	Alberto Horihuela Suarez has served as Chief Growth Officer since November 2021, after previously serving as our Chief Marketing Officer since April 2020. Mr. Horihuela was a co-founder of fuboTV Pre-Merger, serving as the Company’s Chief Marketing Officer since June 2014. Prior to joining fuboTV Pre-Merger, Mr. Horihuela co-founded and served as the Chief Executive Officer of Primerad Network, a video ad network for Hispanics in the U.S., from June 2013 to May 2015. Additionally, Mr. Horihuela served as the Head of Latin America at DramaFever, a video streaming service acquired in 2016 by Warner Bros. Entertainment Inc., from November 2012 to June 2014. Mr. Horihuela received his bachelor’s degree in Economics from the University of Chicago.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of fuboTV. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the Governance section of the Company’s website at http://ir.fubo.tv, or by writing to our Corporate Secretary at our offices at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104.

Board Composition

As provided in our amended and restated bylaws (the “Bylaws”), our Board of Directors shall consist of such number of directors as determined from time to time by resolution adopted by the Board of Directors. Our Board of Directors currently consists of seven members: David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Julie Haddon, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson. Pursuant to the Bylaws, the term of each director expires at the next annual shareholders’ meeting following his or her election, whether such director had been elected by the shareholders or elected by a majority of the Board to fill a vacancy. Any additional directorships resulting from an increase in the number of directors may be filled by the affirmative vote of a majority of the remaining directors.

Director Independence

Our Board of Directors has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board of Directors has affirmatively determined that each of Messrs. Leff and Pärson and Mses. Haddon and Onopchenko is an “independent director,” as defined under the rules of the New York Stock Exchange (“NYSE”). In addition, the Board determined that Mr. Ahn was independent while he served on our Board. In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including that Daniel Leff is affiliated with Luminari Capital, L.P., a shareholder of the Company, and Waverley Capital Partners, LLC, the general partner of Waverley Capital LP, a shareholder of the Company. There are no family relationships among any of our directors or executive officers.

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Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee, among other things, reviews the backgrounds of those candidates, conducts candidate interviews, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director. Julie Haddon was initially recommended to serve on our Board by Egon Zehnder, an executive search firm.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider numerous factors, such as character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of the Company’s business, an understanding of the responsibilities that are required of a member of the Board and other time commitments. Our Corporate Governance Guidelines provide that the Board evaluates each individual in the context of the membership of the Board as a whole, with the objective of maintaining a Board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. Although the Board does not have a formal diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Nominating and Corporate Governance committee will consider candidates recommended by shareholders in the same manner as candidates recommended to the committee from other sources. Shareholders should submit recommendations for director candidates to our Corporate Secretary, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending shareholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for Board membership. Shareholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination. Following verification of the shareholder status of the person submitting the recommendation and verification that all requirements have been met, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to, the Company’s non-management directors may do so by addressing such communications or concerns to the care of the Chief Legal Officer at legal@fubo.tv or by mail at the principal executive office of the Company at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, who will forward such communications to the appropriate party.

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The Chief Legal Officer, in consultation with appropriate directors as necessary, reviews all incoming communications and screens for communications that are solicitous, relate to matters of a personal nature not relevant for the Company’s shareholders to act on or for the Board to consider or are of a type that render them improper or irrelevant to the functioning of the Board or the Company. If appropriate, the Company’s Chief Legal Officer will route such communications to the appropriate director(s) or, if none is specified, to the Chairperson of the Board. The Company’s Chief Legal Officer may decide in the exercise of his or her judgment whether a response to any communication is necessary.

This communications policy does not apply to communications to independent directors from officers or directors of the Company who are shareholders or to shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairperson should be separate or, if they are to be separate, whether the Chairperson should be selected from the non-employee directors or be an employee. Currently, we operate with Mr. Gandler serving as a director and our Chief Executive Officer and Mr. Bronfman serving as our Executive Chairman and Chairman of the Board. We believe that the separation of the Chairman and Chief Executive Officer positions is appropriate at this time and suits the talents, expertise and experience that each of Mr. Gandler and Mr. Bronfman bring to the Company. In addition, we believe that the separation of the positions of Chairman and Chief Executive Officer, coupled with independent leadership on each our of Board committees, reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Our Board of Directors will continue to consider whether the positions of Chairperson of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that whenever our Chairperson of the Board does not qualify as an independent director, the independent directors may appoint a lead independent director (“Lead Independent Director”). Our Corporate Governance Guidelines provide that if appointed, the Lead Independent Director’s responsibilities include, but are not limited to: calling separate meetings of the independent directors, determining the agenda and serving as chairperson of meetings of independent directors, reporting to the Chief Executive Officer and the Chairperson of the Board regarding feedback from executive sessions, serving as spokesperson for the Company as requested and performing such other responsibilities that may be designated by a majority of the independent directors from time to time. We currently do not have a Lead Independent Director.

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. Management is responsible for the day-to-day management of risks the Company faces, while, our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’s credit, liquidity and operations, and oversees the implementation of risk mitigation strategies by management. The Audit Committee primarily oversees the Company’s accounting and financial reporting processes and internal controls and the Company’s compliance with applicable law. The Compensation Committee considers the risks associated with our compensation policies and practices, and the Nominating and Corporate Governance Committee oversees risks relating to our corporate governance practices and structure. All committees receive regular reports from officers responsible for oversight of particular risks within the Company. The Board periodically receives reports by each committee chair regarding the committee’s considerations and actions. The Board’s allocation of risk oversight responsibility may change from time to time based on the evolving needs of the Company. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

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Compensation Risk Assessment

The Compensation Committee periodically reviews the Company’s general compensation strategy to determine whether the policies and practices encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate such risks. In addition, our Compensation Committee has from time to time engaged Compensia to independently review our executive compensation program. Based on these reviews, our compensation committee structures our executive compensation program to encourage our named executive officers focus on both short-term and long-term success. We therefore do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available in the Governance section of the Company’s website at http://ir.fubo.tv. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all directors, officers, employees, consultants, contractors, agents and other service providers of the Company, and any entities which such persons control. The policy prohibits such persons from purchasing certain financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

There were 16 meetings of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Currently, we do not maintain a formal policy regarding director attendance at annual meetings of shareholders; however, pursuant to our Corporate Governance Guidelines, each director is strongly encouraged to attend each annual meeting of shareholders. All of our directors attended the 2021 annual meeting of shareholders.

Executive Sessions

During executive sessions of non-management directors, the chairs of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee preside on a rotating basis based on the topics to be discussed. In addition, only the independent directors, without the non-employee directors who are not independent, meet on a periodic basis in executive sessions. During these executive sessions of the independent directors, Laura Onopchenko, the Chair of our Audit Committee, presides over the meeting.

Committees of the Board

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Director	Audit	Compensation	Nominating and Corporate Governance
David Gandler
Edgar Bronfman Jr.
Ignacio Figueras
Julie Haddon*	X
Daniel Leff*	X	X	Chair
Laura Onopchenko*	Chair
Pär-Jörgen Pärson*		Chair	X

*	Independent director

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Audit Committee

Our Audit Committee’s duties and responsibilities are to, among other things:

●	appoint and oversee the work of the independent registered public accounting firm engaged by us and approve audit and non-audit services;

●	evaluate the independence and qualifications of the independent registered public accounting firm at least annually;

●	review our annual audited financial statements and quarterly unaudited financial statements and our internal controls;

●	discuss with management the Company’s procedures with respect to the presentation of the Company’s financial information and review earnings press releases, earnings guidance provided to analysts and rating agencies and financial information provided to the public, analysts and ratings agencies;
●	oversee the design, implementation and performance of our internal audit function;

●	set hiring policies with regard to the hiring of employees or former employees of our independent registered public accounting firm;

●	periodically review our policies and procedures for reviewing and approving or ratifying “related person transactions”, and review and oversee all related person transactions;

●	adopt and oversee procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters;

●	review any significant legal, compliance or regulatory matters that have arisen or that may have a material impact on our business, financial statements or compliance policies;

●	discuss with management and our independent registered public accounting firm any correspondence with regulators or governmental agencies and any reports or complaints that raise material issues regarding our financial statements or policies;

●	review and discuss with management, including the Company’s internal audit function and the Company’s independent auditor, guidelines and policies to identify, monitor, and address enterprise risks, including discussion of the Company’s major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposure, and oversee and monitor management’s plans to address such risks;

●	review with the full Board any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor and the performance of the internal audit function, if applicable;

●	review periodically the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval; and

●	conduct and present to the Board an annual self-performance evaluation of the committee.

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The members of the Audit Committee are Ms. Haddon, Dr. Leff and Ms. Onopchenko, with Ms. Onopchenko serving as chair. Our Board of Directors has affirmatively determined that Ms. Haddon, Dr. Leff and Ms. Onopchenko each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the NYSE rules. Each member of our Audit Committee also meets the financial literacy requirements of NYSE rules. In addition, our Board of Directors has determined that Dr. Leff and Ms. Onopchenko each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors has adopted an Audit Committee Charter, which is available in the Governance section of the Company’s website located at http://ir.fubo.tv.

The Audit Committee met eight times during the fiscal year ended December 31, 2021.

Compensation Committee

Our Compensation Committee’s duties and responsibilities are to, among other things:

●	review and approve the corporate goals and objectives applicable to the compensation of our Chief Executive Officer (the “CEO”), evaluate at least annually the CEO’s performance in light thereof, and, based on this evaluation, set the compensation level of the CEO;

●	oversee an evaluation of the executive officers other than the CEO and, after considering such evaluation, review and approve, or recommend for approval to the Board, the compensation of such executive officers;

●	review, approve, amend and administer the Company’s employee benefit and compensation and equity incentive plans, including granting stock options, restricted stock units, stock purchase rights or other equity-based or equity-linked awards to individuals eligible for such grants in accordance with procedures and guidelines as may be established by the Board;

●	review at least annually and discuss with management compensation risk and risk management with respect to the Company’s compensation policies and practices;

●	approve, or recommend to the Board for approval, the creation or revision of any clawback policy allowing us to recoup compensation paid to employees, if and as the committee determines to be necessary or appropriate, or as required by applicable law;

●	review and recommend to the Board the form and amount of compensation to be paid for service on the Board and Board committees and for service as a chairperson of a Board committee;

●	oversee regulatory compliance with respect to compensation matters affecting us;

●	review and discuss with management the compensation discussion and analysis that we may be required to include in SEC filings, including this proxy statement, from time to time;

●	conduct and present to the Board an annual self-performance evaluation of the committee; and

●	review periodically the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval.

The Compensation Committee may delegate its authority under the Compensation Committee charter in accordance with applicable laws and regulations.

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The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. The Compensation Committee periodically engages Compensia, an outside consultant to advise on compensation-related matters. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Compensia comparing our compensation to that of a group of peer companies within our industry. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.

The Compensation Committee consists of Dr. Leff and Mr. Pärson, with Mr. Pärson serving as chair. Our Board of Directors has determined that Dr. Leff and Mr. Pärson meet the definition of “independent director” for purposes of serving on the compensation committee under the NYSE rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board of Directors has adopted a Compensation Committee Charter, which is available in the Governance section of the Company’s website located at http://ir.fubo.tv.

The Compensation Committee met four times during the fiscal year ended December 31, 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s duties and responsibilities are to, among other things:

●	make recommendations to the Board regarding desired qualifications, expertise and characteristics sought of Board members;

●	make recommendations to the Board regarding the current composition, organization and governance of the Board and its committees;

●	identify individuals qualified to become Board members based on the criteria included in the Corporate Governance Guidelines;

●	evaluate the performance of individual members of the Board eligible for re-election, and selecting, or recommending for the selection of the Board, the director nominees for election to the Board by the shareholders at the annual meeting of shareholders or any special meeting of shareholders at which directors are to be elected;

●	consider the Board’s leadership structure, including the separation of the Chairman and Chief Executive Officer roles and/or appointment of a lead independent director of the Board, either permanently or for specific purposes, and making such recommendations to the Board as the committee deems appropriate;

●	develop and review periodically the policies and procedures for considering nominees recommended by shareholders for election to the Board;

●	consider director nominee recommendations from shareholders of the Company that are validly made and in accordance with applicable laws, rules and regulations and the provisions of the Company’s certificate of incorporation and bylaws;

●	evaluate and recommend termination of membership of individual directors for cause or for other appropriate reasons;

●	evaluate the “independence” of directors and director nominees against the independence requirements of NYSE, applicable rules and regulations of the SEC and other applicable laws;

●	recommend to the Board nominees to fill vacancies and newly created directorships on the Board and nominees to stand for election as directors;

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●	conduct a periodic review of the Company’s succession planning process for the CEO, and any other members of the Company’s executive management team, report its findings and recommendations to the Board, and assist the Board in evaluating potential successors to the CEO or other members of the Company’s executive management team;

●	periodically review the structure and composition of each committee of the Board and make recommendations, if any, to the Board for changes to the committees of the Board, including changes in the structure, composition or mandate of the committees, as well as the creation or dissolution of committees;

●	develop and recommend to the Board corporate governance guidelines and periodically review the corporate governance guidelines and their application, and make recommendations, if any, to the Board for changes to the corporate governance guidelines;

●	oversee the annual evaluation of the Board and its committees;

●	develop, approve, review and monitor compliance with our Code of Business Conduct and Ethics, consider questions of possible conflicts of interest of Board members and other corporate officers, review actual and potential conflicts of interest of Board members and corporate officers, other than related party transactions reviewed by the Audit Committee, and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity;

●	engage independent legal counsel, search firms, and other advisors as it determines necessary to carry out its duties, and have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms;

●	conduct and present to the Board an annual self-performance evaluation of the committee; and

●	review periodically the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval.

Our Nominating and Corporate Governance Committee consists of Dr. Leff and Mr. Pärson, with Dr. Leff serving as chair. Our Board of Directors has affirmatively determined that Dr. Leff and Mr. Pärson each meet the definition of “independent director” under the NYSE rules. Our Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, which is available in the Governance section of the Company’s website located at http://ir.fubo.tv.

The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2021.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:

●	David Gandler, our Chief Executive Officer;

●	Edgar Bronfman Jr., our Executive Chairman; and

●	Alberto Horihuela Suarez, our Chief Growth Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

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Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and December 31, 2020. The amounts set forth in the “Stock Awards” and “Option Awards” columns below do not reflect actual amounts paid to or realized by Messrs. Gandler, Bronfman and Horihuela during the applicable year, but rather represent the grant date fair value of the equity awards required to be reported in the table for the applicable year under applicable accounting standards and SEC rules, as described below.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total
David Gandler	2021	520,833	500,000	—	5,432,006	27,058	6,479,897
Chief Executive Officer	2020	470,000	265,068	—	20,937,563	21,891	21,694,522
Edgar Bronfman, Jr.	2021	95,000	—	—	19,213,821	—	19,308,821
Executive Chairman	2020	84,098	—	—	20,858,046	—	20,942,144
Alberto Horihuela Suarez Chief Growth Officer	2021	359,772	126,000	64,352,998	—	27,058	64,865,828

(1)	Represents actual base salaries paid to Messrs. Gandler and Horihuela and cash retainer fees paid to Mr. Bronfman in connection with his service as our Executive Chairman.

(2)	Represents the grant date fair value of restricted stock unit awards granted to Mr. Horihuela in 2021. In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards granted to Mr. Horihuela computed in accordance with Financial Accounting Standards, Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022. This amount does not reflect the actual economic value that will be realized by Mr. Horihuela upon the vesting of the awards or the sale of the Common Stock underlying such awards. The full grant date fair value of such restricted stock unit awards, assuming achievement of all performance metrics at the maximum level, is $64,352,998.

(3)	Represents the grant date fair value of option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards granted to the named executive officers computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022. This amount does not reflect the actual economic value that will be realized by the named executive officers upon the exercise of the awards or the sale of the Common Stock underlying such awards.

With respect to the stock option awarded to Mr. Gandler in October 2020, the vesting of which is performance-based, the vesting is tied to a series of five one-year performance measure periods and may be earned over five years, with 20% of the total award eligible to be earned each year (commencing with 2021) based on the Board’s evaluation of the Company’s performance for such year. The performance objectives for each year have been pre-determined by the Board. SEC rules require presentation that is consistent with ASC 718. In accordance with SEC rules and ASC 718, due to the vesting terms applicable to the stock options granted to Mr. Gandler in October 2020, no grant date for ASC 718 purposes occurred for any portion of Mr. Gandler’s October 2020 stock option award in 2020 and 2021, and no value is reported in the table above for such award for 2020. Because the portion of the performance-based option eligible to be earned for 2021 was deemed probable of achievement, the Company recognized $5,432,006 of stock-based compensation expense, which is included in the table above for 2021. Since the number of shares to be earned on each determination date (subsequent to the Company’s calendar year-end) is subject to the discretion of the Board, the compensation expense is adjusted each reporting period for changes in fair value prorated for the portion of the requisite service period rendered and based on the number of shares expected to be earned.

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(4)	Represents health insurance premiums paid by the Company on behalf of Messrs. Gandler and Horihuela.

Elements of the Company’s Executive Compensation Program

For the year ended December 31, 2021, the compensation for our named executive officers other than Mr. Bronfman generally consisted of base salary, cash bonuses and/or equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. We have engaged Compensia, an independent national compensation consulting firm, from time to time to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives, and provide guidance in administering our compensation programs.

The compensation for the year ended December 31, 2021 for our Executive Chairman Mr. Bronfman consisted of the option grant described in more detail below, an annual cash retainer in accordance with our outside director compensation policy and the ability to receive annual restricted stock unit awards pursuant to our outside director compensation policy. See “Director Compensation” below.

Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Base Salaries

The named executive officers receive a base salary to compensate them for the services they provide to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The annual base salary in effect for Mr. Gandler in 2021 was $500,000, which was increased to $550,000 effective July 29, 2021. The annual base salary in effect for Horihuela in 2021 was $320,000, which was increased to $400,000 effective July 1, 2021.

2021 Bonuses

Pursuant to his employment agreement, Mr. Gandler had an established target annual bonus amount of $500,000 for 2021. For 2021, Mr. Horihuela did not have a stated target bonus amount.

The actual annual cash bonuses paid to Messrs. Gandler and Horihuela in 2021 are set forth in the Summary Compensation Table. Mr. Bronfman was not eligible for an annual bonus.

Equity Compensation

We maintain the fuboTV Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan provides our employees (including the named executive officers) and other eligible service providers the opportunity to participate in the equity appreciation of our business and incentivize them to work towards the long-term performance goals of the company. We believe that such awards function as a compelling incentive and retention tool.

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David Gandler October 2020 Performance-Based Stock Option

On October 8, 2020 we awarded Mr. Gandler a stock option under the 2020 Plan to purchase 4,100,000 shares of our Common Stock with an exercise price per share of $10.00. The option will vest and become exercisable with respect to the underlying shares upon the attainment of pre-determined targets over a five-year period tied to stock price, revenue, gross margin, an increase of the number of subscribers, the launch of new markets and, commencing in 2023, creation of new revenue streams, and the Board will review attainment of such goals annually from 2021 through 2025 to determine if any vesting is warranted. As a condition to receiving this grant, Mr. Gandler and his affiliates and transferees agreed that his existing founder shares will not be sold over the five year performance period, except that 50% of his founder shares may be sold from 2021 to 2023, with no more than 25% sold in 2021, and no more than 20% in each of 2022 and 2023.

For 2021, the performance metrics and corresponding objectives for Mr. Gandler’s stock option consisted of: revenue of $400.0 million; subscribers of 600,000; one new market launch; Adjusted Contribution Margin (“ACM”) of 12.5%; and stock price performance of 200% of the IPO price during the last 30 trading days of year. The Board determined the revenue, subscriber and new markets objectives were exceeded for 2021 based on the Company’s achievement of $638 million in revenue, 1.3 million subscribers, and launch of multiple new markets, including through the acquisitions of Molotov and Edisn in France and India, respectively, and the launch of Fubo Sportsbook in two states. The 2021 objectives for stock price performance and ACM were not achieved. In light of the Company’s performance with respect to the revenue, subscriber and new markets objectives, as well as the Company’s strong stock price performance for substantially all of 2021 (trading above $20.00 for 215 days during 2021), and Mr. Gandler’s leadership of the Company towards each of these achievements, the Board determined that 20% of Mr. Gandler’s stock option would vest on February 20, 2022.

The equity awards granted to Mr. Gandler are subject to accelerated vesting under the terms of his employment agreement, as described below under “—Named Executive Officer Employment Arrangements.”

Edgar Bronfman, Jr. April 2021 Performance-Based Stock Option

On April 19, 2021, our Board, upon the recommendation of our Compensation Committee, approved an option grant to Mr. Bronfman to purchase 1,375,000 shares of our Common Stock to be granted effective May 19, 2021, with an exercise price per share of $19.59, reflecting the average closing price per share of our Common Stock for the 30-calendar-day-period beginning on April 20, 2021 and ending on May 19, 2021. The option was granted under the 2020 Plan and has a term of seven years measured from the grant date. The option vests and becomes exercisable as follows:

●	with respect to one-third of the underlying shares on the later of (i) the first anniversary of the grant date and (ii) the date on which the average per-share closing price of our Common Stock over any ten consecutive trading days first exceeds 120% of the option’s per-share exercise price (the “Tranche 1 Target”);

●	with respect to one-third of the underlying shares on the later of (i) the second anniversary of the grant date and (ii) the date on which the average per-share closing price over any ten consecutive trading days first exceeds 120% of the Tranche 1 Target (the “Tranche 2 Target”); and

●	with respect to the remaining one-third of the underlying shares on the later of (i) the third anniversary of the grant date and (ii) the date on which the average per-share closing price over any ten consecutive trading days first exceeds 120% of the Tranche 2 Target.

In accordance with the terms of the option agreement, in the event of Mr. Bronfman’s good leaver termination (as such term is defined in the applicable option agreement), the option will remain outstanding and will vest and become exercisable (i) to the extent the applicable price target has not been attained prior to such termination, if and when the applicable price target is attained prior to the expiration of the option, and (ii) if the applicable price target has been attained prior to such good leaver termination but the tranche of the option corresponding to such price target. Target remains outstanding and unvested as a result of the corresponding anniversary date not yet having occurred, such tranche shall vest on the date of such good leaver termination; provided, that in no event shall any portion of the option remain eligible to vest following the expiration date of the option. In the event Mr. Bronfman’s service is terminated for any other reason, any unvested portion of the option will terminate and cease to be outstanding. Upon a change in control of the Company, the option will immediately vest and become exercisable in full. Pursuant to the terms of Mr. Bronfman’s option agreement, in the event his employment terminates prior to, in connection with, or within 12 months following a change in control prior to the third anniversary of the grant date, Mr. Bronfman will be subject to a noncompetition covenant for a period of 24 months following his termination.

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During the year ended December 31, 2021, the Tranche 1 Target and Tranche 2 Target were each met and therefore one-third of the underlying shares will vest and become exercisable on each of May 19, 2022 and 2023, respectively.

Alberto Horihuela November 2021 Restricted Stock Unit Awards

On November 3, 2021, our Board, upon the recommendation of our Compensation Committee, approved an award of restricted stock units covering 1,400,000 shares of our Common Stock to Mr. Horihuela (the “Horihuela RSU Award”). The Horihuela RSU Award was granted under the 2020 Plan and vests up to twenty percent (20%) for each of 2021, 2022, 2023, 2024, and 2025 upon the attainment each such year of pre-determined revenue targets, subscriber targets, and the launching of new markets (and, with respect to 2023, upon the creation of one or more new revenue streams). To remain eligible to vest in a particular tranche of the Horihuela RSU Award, Mr. Horihuela must remain in continuous service with the Company through the applicable vesting date. The Horihuela RSU Award is subject to accelerated vesting in the event Mr. Horihuela’s service with the Company terminates other than for cause or for good reason within 12 months following a change in control.

On November 3, 2021, our Board, upon the recommendation of our Compensation Committee, approved an award of restricted stock units covering 500,000 shares of our Common Stock to Mr. Horihuela (the “Horihuela LTIP Award”). The Horihuela LTIP Award was granted under the 2020 Plan and vests up to twenty percent (20%) for each of 2021, 2022, 2023, 2024, and 2025 upon the attainment each such year of pre-determined revenue and subscriber targets. To remain eligible to vest in a particular tranche of the Horihuela LTIP Award, Mr. Horihuela must remain in continuous service with the Company through the date on which the Compensation Committee determines the actual number of restricted stock units that vest for the given calendar year and through any subsequent vesting date as determined by the Compensation Committee. The Horihuela LTIP Award is subject to accelerated vesting in the event Mr. Horihuela’s service with the Company terminates other than for cause or for good reason within 12 months following a change in control.

For 2021, the revenue, subscriber and new market objectives for purposes of Mr. Horihuela’s awards were the same as established for purposes of Mr. Gandler’s award described above. In February 2022, our Compensation Committee determined that the revenue and subscriber targets were satisfied with respect to both of the Horiheula RSU Award and the Horihuela LTIP Award, and that the objective of launching a new market was achieved with respect to the Horihuela RSU Award. Achievement of the performance objectives for 2021 resulted in vesting of 20% of the Horihuela RSU Award on February 20, 2022 and vesting of 20% of the Horihuela LTIP Award on November 20, 2022, provided Mr. Horihuela remains in service through such date.

Other Elements of Compensation

We maintain a tax-qualified 401(k) retirement plan for all U.S. employees. Under our 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We intend for our 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to our 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our 401(k) plan.

All of our full-time employees are eligible to participate in our health and welfare plans, including medical, dental and vision benefits and life insurance commuter benefits. Messrs. Gandler and Horihuela participate in these plans on the same basis as all full-time employees; Mr. Bronfman is not eligible to participate in these plans due to his position as Executive Chairman.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of share of Common Stock underlying the outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.

		Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
David Gandler	4/1/2020	2,019,440		2,827,218	(2)	—		8.124	3/31/2030	—		—
David Gandler	10/8/2020	—		—		4,100,000	(3)	10.00	9/20/2025	—		—
David Gandler	5/31/2018	781,853		90,914	(4)	—		1.99	5/31/2028	—		—
David Gandler	8/4/2016	776,675	(5)	—		—		0.49	8/3/2026	—		—
David Gandler	9/21/2015	209,024	(6)	—		—		0.22	9/20/2025	—		—
Edgar Bronfman, Jr.	5/19/2021	—		—		1,375,000	(7)	19.59	5/18/2028	—		—
Edgar Bronfman, Jr.	4/29/2020	1,875,000	(8)	—		—		8.76	4/29/2027	—		—
Edgar Bronfman, Jr.	6/8/2020	1,203,297	(8)	—		—		11.15	4/29/2027	—		—
Alberto Horihuela	9/21/2015	28,212		—		—		0.22	9/20/2025	—		—
Alberto Horihuela	8/4/2016	310,668		—		—		0.49	8/3/2026	—		—
Alberto Horihuela	5/31/2018	260,617	(9)	30,305		—		1.99	5/30/2028	—		—
Alberto Horihuela	8/6/2020	66,666	(10)	133,334		—		9.98	8/5/2030	—		—
Alberto Horihuela	11/3/2021	—		—		—		—	—	1,400,000	(11)	21,728,000
Alberto Horihuela	11/3/2021	—		—		—		—	—	500,000	(12)	7,760,000

(1)	Calculated based on the closing price per share of the Company’s Common Stock on December 31, 2021 ($15.52).

(2)	The option vests and becomes exercisable with respect to 1/48 of the shares in successive equal monthly installments measured from the grant date, subject to Mr. Gandler’s continuation in employment or service with the Company through each such applicable date. In addition, the employment agreement with Mr. Gandler provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Named Executive Officer Employment Arrangements” below.

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(3)	The option vests and becomes exercisable with respect to the underlying shares upon the attainment of pre-determined targets over a five-year period tied to stock price, revenue, gross margin, an increase of the number of subscribers, the launch of new markets and, commencing in 2023, creation of new revenue streams, and the Board will review attainment of such goals annually from 2021 through 2025 to determine if any vesting is warranted.

(4)	The option vests and become exercisable with respect to 25% of the underlying shares upon the first anniversary of the grant date and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Gandler’s continuation in employment or service with the Company through each such date. In addition, the employment agreement with Mr. Gandler provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Named Executive Officer Employment Arrangements” below.

(5)	The option vested with respect to the shares in 48 successive equal monthly installments measured from the vesting commencement date of July 1, 2016, subject to Mr. Gandler’s continuation in employment or service with the Company through each such date.

(6)	The option vested with respect to 25% of the underlying shares upon the first anniversary of the vesting commencement date of August 15, 2015, and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Gandler’s continuation in employment or service with the Company through each such date.

(7)	The option vests and becomes exercisable as follows: (i) with respect to one-third of the underlying shares on the later of the first anniversary of the grant date and the attainment of a pre-determined stock price milestone; (ii) with respect to one-third of the underlying shares on the later of the second anniversary of the grant date and the attainment of a pre-determined stock price milestone; and (iii) with respect to the remaining one-third of the underlying shares on the later of the third anniversary of the grant date and the attainment of a pre-determined stock price milestone; in each case subject to Mr. Bronfman’s continued service through the applicable vesting date.

(8)	The options granted to Mr. Bronfman were each scheduled to vest and become exercisable in four successive equal annual installments from the grant date or, if earlier, upon the achievement of four separate pre-determined stock price milestones ($12.00, $16.00, $20.00 and $24.00). Both of these awards vested and became exercisable in full during 2020 upon attainment of the pre-determined stock price milestones.

(9)	The option vests with respect to 25% of the underlying shares upon the first anniversary of the vesting commencement date of May 31, 2018, and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Horihuela’s continuation in employment or service with the Company through each such date.

(10)	The option vests with respect to 25% of the underlying shares upon the first anniversary of the vesting commencement date of August 6, 2020, and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Horihuela’s continuation in employment or service with the Company through each such date. The option is subject to accelerated vesting in the event Mr. Horihuela’s service with the Company terminates other than for cause or for good reason within 12 months following a change in control.

(11)	The restricted stock units vest up to twenty percent (20%) for each of 2021, 2022, 2023, 2024, and 2025 upon the attainment each such year of pre-determined revenue targets, subscriber targets, and the launching of new markets (and, with respect to 2023, upon the creation of one or more new revenue streams). To remain eligible to vest in a given portion of the award, Mr. Horihuela must remain in continuous service with the Company through the date on which the Compensation Committee determines the actual number of restricted stock units that vest for a given calendar year and through any subsequent vesting date as determined by the Compensation Committee. The restricted stock unit award is subject to accelerated vesting in the event Mr. Horihuela’s service with the Company terminates other than for cause or for good reason within 12 months following a change in control.

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(12)	The restricted stock units vest up to twenty percent (20%) for each of 2021, 2022, 2023, 2024, and 2025 upon the attainment each such year of pre-determined revenue and subscriber targets. To remain eligible to vest in a given portion of the award, Mr. Horihuela must remain in continuous service with the Company through the date on which the Compensation Committee determines the actual number of restricted stock units that vest for a given calendar year and through any subsequent vesting date as determined by the Compensation Committee. The restricted stock unit award is subject to accelerated vesting in the event Mr. Horihuela’s service with the Company terminates other than for cause or for good reason within 12 months following a change in control.

Named Executive Officer Employment Arrangements

David Gandler

On October 8, 2020, the Company entered into an executive employment agreement with David Gandler (the “Gandler Employment Agreement”). Mr. Gandler is the Company’s Chief Executive Officer and a member of the Board. In accordance with the terms of the Gandler Employment Agreement, Mr. Gandler receives an annual base salary of $500,000 and, beginning with the 2021 fiscal year, is eligible for an annual bonus of $500,000 subject to the achievement of certain performance objectives. The Gandler Employment Agreement initially expires on October 8, 2023 and will automatically extend in one year increments thereafter, subject to advance written notice provided by either party of its election not to extend the agreement.

If Mr. Gandler’s employment is terminated by the Company outside of the “change of in control period” (as defined below) other than for cause (as defined in the Gandler Employment Agree), death or disability, he will be eligible to receive severance payments equal to 12 months of his then-current base salary and reimbursement of healthcare continuation payments for up to twelve months. If during the change in control period, (i) the Company terminates his employment with the Company other than for cause, death or disability, or (ii) Mr. Gandler resigns for good reason (as defined in the Gandler Employment Agreement), he will be eligible to receive a lump-sum cash payment equal to one year of his then-current base salary, a lump-sum cash payment equal to his then-current target bonus, reimbursement of healthcare continuation payments for up to one year and full accelerated vesting of his outstanding time-based equity awards. All severance is subject to Mr. Gandler’s execution of a release of claims and continued compliance with restrictive covenants. The “change in control period” means the one year period following a change in control.

On October 8, 2020, the Company also entered into an amendment to the At-Will Employment, Confidential Information, and Invention Assignment Agreement with David Gandler. Pursuant to this amendment, Mr. Gandler is now subject to a one-year post-termination non-compete.

Edgar Bronfman Jr.

On April 29, 2020, we entered into a letter agreement with Edgar Bronfman Jr. (the “Bronfman Letter Agreement”), pursuant to which Mr. Bronfman agreed to serve as our Executive Chairman in addition to serving as a member of our Board. The Bronfman Letter Agreement provides that Mr. Bronfman’s employment as our Executive Chairman is for an indefinite period and is terminable by either Mr. Bronfman or us upon 30 days’ advance written notice. In the event Mr. Bronfman’s employment with the Company is terminated by the Company without cause, by Mr. Bronfman following the Company’s material breach of any agreement between Mr. Bronfman and the Company or due to Mr. Bronfman’s death or disability, any outstanding portion of his option awards, described below, that remains unvested as of the date of such termination of employment will remain outstanding and eligible to vest in accordance with the terms of the applicable stock option agreement. In addition, any unvested portion of the option awards that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable. He is also entitled to receive an annual equity award on the same terms as the non-employee members of our board of directors, as further described below under “Director Compensation.”

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Alberto Horihuela

On January 21, 2020, the Company entered into an At-Will Employment, Confidential Information, and Invention Assignment Agreement with Mr. Horihuela. Pursuant to this agreement, Mr. Horihuela is subject to indefinite confidentiality and non-disclosure restrictions, invention assignment provisions, and customer and employee non-solicitation covenants effective during his employment and for up to twelve months following termination.

Director Compensation

Outside Director Compensation Policy

We compensate non-employee members of the Board. With the exception of the Executive Chairman, directors who are also employees do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as our employees. The non-employee members of the Board are reimbursed for travel, lodging and other reasonable expenses incurred in attending board of directors or committee meetings.

We established our Outside Director Compensation Policy to set forth guidelines for the compensation of our non-employee directors for their service on our Board. Under our Outside Director Compensation Policy, each non-employee director receives an initial award of either an option to purchase shares of Common Stock or restricted stock units, in each case with a Value (as defined in the policy) of $330,000. If such an award is an option, it vests in 36 equal, monthly installments after the grant date, subject to continued service through the vesting date; if such an award is in the form of restricted stock units, such portion of the initial award will vest in three annual installments beginning with the first anniversary after the grant date, subject to continued service through the vesting date. Initial awards are made in the form of restricted stock units unless determined otherwise by the Board.

Additionally, each non-employee director receives an annual award of either an option to purchase shares of Common Stock or restricted stock units, in each case with a value of $228,000, effective on the date of each annual meeting of shareholders; provided, however, that a non-employee director will not be eligible for an annual award unless he or she has been a director for at least six months prior to the annual meeting of shareholders and is continuing as a non-employee director following the annual meeting. Each annual award will vest in full on the earlier to occur of the first anniversary of the grant date or the day immediately prior to the date of our annual stockholder meeting immediately following the date of grant, subject to continued service through the vesting date. The awards under our Outside Director Compensation Policy will accelerate and vest in full upon a change in control (as defined in the 2020 Plan), provided the director has continued in service through such change in control date. Annual awards are made in the form of restricted stock units unless determined otherwise by the Board.

The cash and equity components of our compensation policy for non-employee directors are set forth below:

Position	Annual Cash Retainer	Annual Equity Grant
Base Fee	$45,000	$228,000
Chairperson Fee
Chairman of the Board (including Executive Chairman)	$50,000
Audit Committee	$24,000
Compensation Committee	$16,000
Nominating and Corporate Governance Committee	$10,000
Committee Member Fee (excluding Committee Chair)
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

Director Compensation Table

The following table sets forth information concerning the compensation received by our directors for the year ended December 31, 2021. Messrs. Gandler and Bronfman, each of whom serves on our Board but also serves as an executive officer, are named executive officers for 2021 and their compensation for 2021 is discussed in the Summary Compensation Table and accompanying narrative above.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All other compensation ($)	Total ($)
Henry Ahn	62,500	197,248	—	—	259,748
Ignacio Figueras	45,000	197,248	—	—	242,248
Daniel Leff	65,000	712,405	—	—	777,405
Laura Onopchenko	69,000	197,248	—	—	266,248
Par-Jorgen Pärson	66,000	197,248	—	—	263,248

(1)	Represents the grant date fair value of stock awards granted in 2021. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the non-employee directors computed as of the applicable grant date in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022. This amount does not reflect the actual economic value that will be realized by the non-employee directors upon the vesting of the awards or the sale of the Common Stock underlying such awards.

The table below shows the aggregate number of shares of our Common Stock underlying outstanding stock options (exercisable and unexercisable) and unvested restricted stock unit awards held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.

Name	Outstanding Restricted Stock Units at Fiscal Year End (#)	Outstanding Options at Fiscal Year End (#)
Henry Ahn	7,675	66,330
Ignacio Figueras	28,334	66,132
Daniel Leff	18,167	65,540
Laura Onopchenko	7,675	68,608
Par-Jorgen Pärson	7,675	67,176

Equity Compensation Plan Information

The table below sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights, and securities available for future issuance, under our equity compensation plans as of December 31, 2021.

Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Available for Future Issuance under Equity Compensation Plans (excludes securities reflected in first column) (4)
Equity compensation plans approved by security holders (1)	14,216,787	(2)	$6.40	(3)	10,436,701
Equity compensation plans not approved by security holders	—		—		—
Total (5)	14,216,787	(2)	$6.40	(3)	10,436,701

(1) Consists of the 2015 Equity Incentive Plan (the “2015 Plan”) and the 2020 Equity Incentive Plan (the “2020 Plan”).

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(2) Consists of 4,163,659 outstanding options to purchase Common Stock under the 2015 Plan, 7,256,836 outstanding options to purchase Common Stock and 2,796,292 restricted stock units under the 2020 Plan.

(3) As of December 31, 2021, the weighted-average exercise price of outstanding options under the 2015 Plan was $1.34, the weighted-average exercise price of outstanding options under the 2020 Plan was $9.34.

(4) Includes 10,436,701 shares available for future issuance under the 2020 Plan.

(5) In connection with the Company’s acquisition of Vigtory Inc., the Company assumed the Vigtory Inc. 2020 Equity Compensation Plan, as amended (the “Vigtory Plan”) and the outstanding awards thereunder. No shares remain available for grant under the Vigtory Plan at December 31, 2021 (see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022), and therefore, the outstanding awards under such plans are not reported in the table. As of December 31, 2021, there were 34,399 outstanding options to purchase stock under the Vigtory Plan and the weighted-average exercise price of such outstanding options under the Vigtory Plan was $0.69.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock for:

●	each person known by us to beneficially own more than 5% of our Common Stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 14, 2022, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. The percentage ownership of each individual or entity is based on approximately [ ● ] shares of our Common Stock outstanding as of April 14, 2022.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o fuboTV Inc. 1290 Avenue of the Americas, 9th Floor, New York, NY 10104. We believe, based on information provided to us, that each of the shareholders listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

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	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Beneficial Owners
The Vanguard Group(1)	11,684,267	[ ● ]	%
BlackRock, Inc.(2)	9,812,364	[ ● ]	%
Named Executive Officers and Directors
David Gandler(3)	[ ● ]	[ ● ]	%
Edgar Bronfman Jr.(4)	[ ● ]	[ ● ]	%
Pär-Jörgen Pärson(5)	[ ● ]	*
Daniel Leff(6)	[ ● ]	[ ● ]	%
Julie Haddon	[ ● ]	*
Ignacio Figueras(7)	[ ● ]	*
Laura Onopchenko(8)	[ ● ]	*
Alberto Horihuela Suarez(9)	[ ● ]	*
All executive officers and directors as a group (9 persons)(10)	[ ● ]	[ ● ]	%

*	Represents beneficial ownership of less than 1%.

(1)	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2022. According to the filing, The Vanguard Group has shared voting power with regard to 243,592 shares of Common Stock, sole dispositive power with respect to 11,366,049 shares of Common Stock, shared dispositive power with respect to 318,218 shares of Common Stock and aggregate beneficial ownership of 11,684,267 shares of Common Stock. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(2)	Based solely on a Schedule 13G filed with the SEC on February 4, 2022. BlackRock, Inc. has sole voting power with regard to 9,604,859 shares of Common Stock, sole dispositive power with respect to 9,812,364 shares of Common Stock and aggregate beneficial ownership of 9,812,364 shares of Common Stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)	Represents [ ● ] shares of Common Stock issuable pursuant to options held directly by Mr. Gandler exercisable within 60 days of April 14, 2022 and [ ● ] shares of Common Stock held by Mr. Gandler in his individual capacity. Also includes (i) [ ● ] held directly by Diana Gandler, Mr. Gandler’s spouse, and (ii) [ ● ] shares held directly by David Gandler & Yuriy Boykivttees Diana Gandler 2020 Family Irrevocable Trust U/A Dtd 09-30-20, (iii) [ ● ] shares held directly by Yuriy Boykiv Trustee Chloe Gandler 2020 Irrevocable Trust U/A Dtd 09-30-20, and (iv) [ ● ] shares held directly by Yuriy Boykiv Trustee Forest Gandler 2020 Irrevocable Trust U/A Dtd 09-30-20. Mr. Gandler has voting and investment power over the shares held by each of the foregoing trusts.

(4)	Represents (i) [ ● ] shares of Common Stock issuable pursuant to options held directly by Mr. Bronfman exercisable within 60 days of April 14, 2022, (ii) [ ● ] shares of Common Stock held by Mr. Bronfman in his individual capacity and (iii) [ ● ] shares of Common Stock held by the Edgar Bronfman Family EMBT. Also represents (i) [ ● ] shares of Common Stock held directly by Waverley Capital, LP (“Waverley Capital”), (ii) [ ● ] shares of Common Stock held directly by Luminari Capital, L.P. (“Luminari Capital”) and (iii) [ ● ] shares of Common Stock held directly by WL fuboTV, LP (“WL fuboTV”). The general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 under the Exchange Act or for any other purposes. The general partner of Luminari Capital is Luminari Capital Partners, LLC. Mr. Bronfman has an assignee interest in Luminari Capital Partners, LLC. Dr. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Luminari Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The general partner of WL fuboTV is WL fuboTV GP, LLC. Mr. Bronfman and Dr. Leff, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. Each of Mr. Bronfman, Dr. Leff and WL fuboTV GP, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The address for Luminari Capital, Waverley Capital and WL fuboTV is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

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(5)	Represents [ ● ] shares of Common Stock issuable pursuant to options held directly by Mr. Pärson exercisable within 60 days of April 14, 2022.

(6)	Represents (i) [ ● ] shares of Common Stock issuable pursuant to options held directly by Dr. Leff exercisable within 60 days of April 14, 2022, (ii) [ ● ] restricted stock units held directly by Dr. Leff exercisable within 60 days of April 14, 2022 and (iii) [ ● ] shares of Common Stock held by Dr. Leff in his individual capacity. Also represents (i) [ ● ] shares of Common Stock held directly by Waverley Capital, (ii) [ ● ] shares of Common Stock held directly by Luminari Capital and (iii) [ ● ] shares of Common Stock held directly by WL fuboTV. The general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 under the Exchange Act or for any other purposes. The general partner of Luminari Capital is Luminari Capital Partners, LLC. Mr. Bronfman has an assignee interest in Luminari Capital Partners, LLC. Dr. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Luminari Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The general partner of WL fuboTV is WL fuboTV GP, LLC. Mr. Bronfman and Dr. Leff, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. Each of Mr. Bronfman, Dr. Leff and WL fuboTV GP, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The address for Luminari Capital, Waverley Capital and WL fuboTV is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

(7)	Represents (i) [ ● ] shares of Common Stock issuable pursuant to an option held directly by Mr. Figueras exercisable within 60 days of April 14, 2022, (ii) [ ● ] restricted stock units held directly by Mr. Figueras exercisable within 60 days of April 14, 2022 and (iii) [ ● ] shares of Common Stock held by Mr. Figueras in his individual capacity.

(8)	Represents [ ● ] shares of Common Stock issuable pursuant to an option held directly by Ms. Onopchenko exercisable within 60 days of April 14, 2022.

(9)	Represents (i) [ ● ] shares of Common Stock issuable pursuant to an option held directly by Mr. Horihuela exercisable within 60 days of April 14, 2022, (ii) [ ● ] restricted stock units held directly by Mr. Horihuela exercisable within 60 days of April 14, 2022 and (iii) [ ● ] shares of Common Stock held by Mr. Horihuela in his individual capacity.

(10)	Includes an aggregate of (i) [ ● ] shares issuable pursuant to outstanding options exercisable within 60 days of April 14, 2022; (ii) [ ● ] restricted stock units that will vest within 60 days of April 14, 2022; and (iii) [ ● ] shares of Common Stock beneficially owned by nine individuals, including the Company’s executive officers and directors.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and shareholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2021 other than with respect to the following forms that were inadvertently filed late: (i) one Form 4 and one Form 4/A for Daniel Leff, which together reported three transactions, (ii) one Form 4 and one Form 4/A for Edgar Bronfman Jr., which together reported four transactions, (iii) one Form 4 and one Form 4/A for David Gandler, which together reported nine transactions, and (iv) one Form 4 and one Form 4/A for Alberto Horihuela, which together reported one transaction.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Policy Regarding Related Person Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). We have adopted a written related party transaction policy setting forth the policies and procedures for the review, approval and ratification of related person transactions that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE.

Under the policy, our Audit Committee is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. The Audit Committee of our Board will be provided with the details of each related person transaction (or proposed related person transaction), including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related person. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee, if the aggregate amount involved in any such transaction, or series of related transactions, is expected to be less than $250,000, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

In determining whether to approve or ratify a related person transaction, the Audit Committee (or the chairperson of the Audit Committee, if applicable) will consider, among other factors, the following factors to the extent relevant to the related person transaction: whether the terms of the related person transaction are fair to our company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; whether the transaction is inconsistent with the interests of our company and its shareholders; whether the related person transaction would impair the independence of an outside director, including the ability of any director to serve on the compensation committee of the Board; and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Code of Business Conduct and Ethics. Any member of the Audit Committee who has an interest in the transaction under discussion will recuse himself or herself from any discussion or vote of the Audit Committee on the transaction creating the conflict, except that such director must provide all material information concerning such transaction to the Audit Committee as requested. The Audit Committee shall update the Board with respect to any related person transactions as part of its regular updates to the Board regarding Audit Committee activities.

Transactions and Relationships with Directors, Officers and 5% Shareholders

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the section “Executive and Director Compensation,” the following are certain transactions, arrangements and relationships with our directors, executive officers and shareholders owning 5% or more of our outstanding Common Stock.

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Consulting Agreement between fuboTV Inc. and Ignacio Figueras

In November 2020 we entered into a consulting agreement, by and between the Company and Ignacio Figueras (the “Figueras Consulting Agreement”). Pursuant to the terms of the Figueras Consulting Agreement, we agreed to retain Mr. Figueras as an independent contractor to perform consulting services for the Company for a term expiring 18 months after the effective date of the agreement. The consulting services agreed to under the Consulting Agreement include identification or and introduction to professional sports leagues, research and market analysis, vendor identification and introductions, introductions to retail distributors and introduction to local content providers. In connection with the Figueras Consulting Agreement, Mr. Figueras was granted an award of 85,000 restricted stock units representing shares of the Company’s Common Stock and subject to time-based vesting, contingent upon Mr. Figueras’ continued service to the Company.

Separation and Settlement Agreement with Former Executive Chairman and Chief Executive Officer

Our former Executive Chairman and Chief Executive Officer, Alexander Bafer, who served as our Chief Executive Officer until August 8, 2018 and as a member of our Board until July 31, 2020, advanced an unsecured, non-interest-bearing loan. We entered into a Separation and Settlement Agreement and Release (the “Bafer Release”) with Mr. Bafer effective August 1, 2020. Pursuant to the terms of the Bafer Release, we are obligated to pay Mr. Bafer a total of $500,000, payable in equal monthly installments, over the first 24 months following the effective date of the Bafer Release. Pursuant to the Bafer Release, Mr. Bafer resigned from any positions or affiliate he held with us. The Bafer Release provides for a customary release of claims and non-disparagement provision in favor of us, and pursuant to the Bafer Release, our obligations under the loan are deemed to have been satisfied.

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Consulting Agreement between Pulse Evolution Corporation and HC Marketing, LLC

In March 2021, we entered into a consulting agreement (the “PEC/HC Consulting Agreement”), by and between PEC and HC Marketing LLC, or HC. At the time of the transaction, Jordan Fiksenbaum was one of the owners of HC Marketing LLC and was the President of PEC. Pursuant to the terms of the PEC/HC Consulting Agreement, HC agreed to provide PEC with strategic advisory services, including providing advice on PEC’s operations and the determination of potential revenue and other opportunities as well as other assigned duties in selected key projects and initiatives as agreed to by the parties. Pursuant to the PEC/HC Consulting Agreement, PEC is obligated to pay HC a total of $180,000, to be paid in equal monthly installments.

Separation and Settlement Agreement and Release between fuboTV, Inc. and Jordan Fiksenbaum

In March 2021, we entered into a Separation and Settlement Agreement (the “Separation Agreement”), by and between the Company and Jordan Fiksenbaum. Prior to the Separation Agreement, Jordan Fiksenbaum served as President of the Company. Pursuant to the terms of the Separation Agreement, we agreed to pay Mr. Fiksenbaum a total of $300,000 payable in twelve equal monthly installments of $25,000 each. We and Mr. Fiksenbaum agreed under the Separation Agreement that the foregoing consideration represents settlement in full of all outstanding obligations owed to Mr. Fiksenbaum by the Company any and all claims against the Company, with certain exceptions as explained in the Separation Agreement.

Indemnification of Officers and Directors

Our Articles and the Bylaws provide that we shall indemnify any present or former officer or director, or person exercising powers and duties of an officer or director, to the fullest extent now or hereafter permitted by the Florida Business Corporation Act ( the “FBCA”) or any other applicable law.

Pursuant to Section 607.0831 of the FBCA, directors of a corporation will not be personally liable for monetary damages to the corporation or any other person for any statement, vote, decision to take or not to take action, or any failure to take any action, as a director unless the director breached or failed to perform his or her duties as a director and the director’s breach of, or failure to perform, those duties constitutes:

●	a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

●	a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly;

●	a circumstance under which the liability provisions of Section 607.0834 of the FBCA are applicable (relating to liability for unlawful distributions);

●	in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful or intentional misconduct; or

●	in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Any repeal of or modification to the Articles or the Bylaws may not adversely affect any right or protection of a director or officer for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. The Bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us.

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We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in the Articles and the Bylaws. These agreements, among other things, provide that we will indemnify our directors and executive officers for certain expenses, including attorney’s fees, judgments, fines, penalties and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of such person’s services as one of our directors or executive officers, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions contained in the Articles and the Bylaws may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other shareholders. Further, a shareholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

SHAREHOLDERS’ PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104 in writing not later than December [ ● ], 2022, if such proposal is to be considered for inclusion in our 2023 proxy materials.

Pursuant to the Bylaws, shareholders who wish to submit a proposal (including a director nomination) that is not to be included in the proxy materials for the 2023 Annual Meeting must do so not later than the close of business on March 11, 2023 nor earlier than the close of business on February 9, 2023. However, if the date of our 2023 Annual Meeting of Shareholders is not held between May 10, 2023 and August 8, 2023, to be timely, notice by the shareholder must be received (A) not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of Shareholders and (B) not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of Shareholders is first made. You are also advised to review the Bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 Annual Meeting of Shareholders. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

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fubotv’S ANNUAL REPORT ON FORM 10-K

A copy of fuboTV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any shareholder of record on April 14, 2022 without charge, upon written request addressed to:

fuboTV Inc.

Attention: Corporate Secretary

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at ir.fubo.tv in the “Financials” section under “SEC Filings.”

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Edgar Bronfman Jr.

Executive Chairman

New York, New York

April [ ● ], 2022

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APPENDIX A

PROPOSED ARTICLES OF AMENDMENT TO

THE ARTICLES OF INCORPORATION

OF FUBOTV INC.

fuboTV Inc., a Florida corporation (the “Corporation”), acting pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, does hereby adopt the following Articles of Amendment to its articles of incorporation, as amended (the “Articles of Incorporation”):

1. The name of the Corporation is fuboTV Inc.

2. These Articles of Amendment were duly adopted and approved by the Board of Directors of the Corporation on March 31, 2022 and by the Corporation’s shareholders by a vote thereof at a meeting of the Corporation’s shareholders on June 9, 2022. The number of votes cast for the Articles of Amendment by the shareholders at the meeting in the manner required by the Florida Business Corporation Act and the Articles of Incorporation of the Corporation was sufficient for approval.

3. Article V of the Articles of Incorporation shall be amended and restated in its entirety to read as follows:

Article V – CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be (i) four hundred million (400,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) fifty million (50,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), the rights and preferences of which may be determined by the Board of Directors of the Corporation (the “Board of Directors” or “Board”), including whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation (in addition to any rights of the Corporation pursuant to ARTICLE XI of these Articles of Incorporation) or upon the happening of a specified event and, if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption.

4. A new Article XI of the Articles of Incorporation shall be inserted to read as follows:

ARTICLE XI – COMPLIANCE WITH GAMING LAWS

To enable the Corporation or any of its Affiliated Companies (as such term is hereinafter defined) thereof to secure and maintain in good standing all Gaming Licenses (as such term is hereinafter defined), the following provisions shall apply:

Section 1. Definitions. For purposes of this ARTICLE XI, the following terms shall have the meanings specified below:

(a)	“Affiliate” means a Person who, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, a specified Person.

(b)	“Affiliated Companies” mean those partnerships, corporations, limited liability companies, trusts or other entities that are Affiliates of the Corporation, including, without limitation, subsidiaries, holding companies and intermediary companies (as those and similar terms are defined in the Gaming Laws of the applicable Gaming Jurisdictions) that are registered or licensed under applicable Gaming Laws.

A-1

(c)	“Control” (and derivatives thereof) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or the disposition of any Securities, whether through ownership of voting securities or by agreement, contract, agency or other manner.

(d)	“Disqualified Holder” means any Person that Owns or Controls any Securities: (i) who is requested or required pursuant to any Gaming Law to appear before, or submit to the jurisdiction of, or file an application with, or provide information to, any Gaming Authority and either refuses to do so or otherwise fails to comply with such request or requirement within a reasonable period of time or as and when requested, (ii) who has withdrawn or requested the withdrawal of a pending application for any Gaming License from any Gaming Authority in anticipation of such Person being denied such Gaming License or receiving such Gaming License subject to materially burdensome or unacceptable terms or conditions, (iii) who is determined or shall have been determined by any Gaming Authority to be unsuitable or unqualified to Own or Control any Interest in any Person engaged in Gaming Activities in a Gaming Jurisdiction or to be connected or affiliated with a Person engaged in Gaming Activities in a Gaming Jurisdiction, (iv) whose Ownership or Control of Securities may cause or result, in the judgment of the Board, in the failure of the Corporation or any of its Affiliated Companies to obtain, maintain, retain, renew or qualify for a Gaming License, or in the imposition of any materially burdensome or unacceptable terms or conditions on any Gaming License, or (v) who, in the sole discretion of the Board, is deemed to have acquired or disposed of, directly or indirectly, in one or more transactions, 5% (or such other greater or lesser threshold, or additional threshold or thresholds, as may be established by a Gaming Authority from time to time) or more of any class or series of outstanding Securities without providing advance written notice to the Corporation and receiving the advance approval of the Gaming Authorities, to the extent required under the applicable Gaming Laws.

(e)	“Gaming” or “Gaming Activities” means the conduct or operation of gaming and gambling activities, including, without limitation, casino gaming, sports wagering or race book wagering (including without limitation, advance-deposit wagering), or the use of gaming devices, equipment and supplies in the operation of a casino, gambling simulcasting facility, card club or other similar enterprise (including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, cashless wagering systems, mobile gaming systems, inter-casino linked systems and related and associated equipment, supplies and systems).

(f)	“Gaming Authority” means any international, national, foreign, domestic, federal, state, provincial, regional, local, tribal, municipal or other regulatory or licensing body, instrumentality, department, commission, division, bureau, authority, board, official, tribunal or agency with authority over or responsibility for the regulation of Gaming within any Gaming Jurisdiction.

(g)	“Gaming Jurisdiction” means all jurisdictions, domestic and foreign, and their political subdivisions, in which Gaming Activities are lawfully conducted.

(h)	“Gaming Law” means any federal, state, provincial, local, international, tribal or foreign law, statute, order, rule, regulation, decree, ordinance or interpretation from time to time pursuant to which any Gaming Authority possesses or asserts from time to time regulatory or licensing authority over the ownership, operation, management or conduct of Gaming and related activities.

A-2

(i)	“Gaming Licenses” means all licenses, contracts, franchises, permits, registrations, findings of suitability, exemptions, waivers, certifications, approvals, orders, resolutions, authorizations, qualifications, determinations, franchises, consents, concessions, entitlements and other regulatory approvals related to the ownership, control, conduct or operation of Gaming Activities now or hereafter engaged in by the Corporation or any of its Affiliated Companies within or without the United States of America or the Ownership or Control by any Person of any Interest of any of the foregoing entities that engages in, or is an applicant for a license, permit or authorization to engage in, Gaming Activities.

(j)	“Interest” means shares of capital stock, bonds, notes or other securities of an entity or any other interest or financial or other stake in an entity, including, without limitation, the Securities.

(k)	“Own” or “Ownership” (and derivatives thereof) means (i) ownership of record and/or (ii) “beneficial ownership” as defined in Rule 13d-3 promulgated by the United States Securities and Exchange Commission (as now or hereafter amended), as applicable.

(l)	“Person” means an individual, partnership, corporation, limited liability company, trust or any other entity.

(m)	“Redemption Price” means, with respect to any Securities, unless otherwise required by any Gaming Authority, the price equal to the average closing sale price of such Securities as reported for composite transactions in securities listed on the principal trading market on which such Securities are then listed or admitted for trading during the 30 trading days preceding the Notice Date, or, if such Securities are not so listed or traded, the fair value of the Securities as determined by the Board in good faith and in consideration of such records of the Corporation and information, opinions, reports or statements presented to the Board by any of the Corporation’s officers, employees or financial advisors, or committees of the Board (including, without limitation, information, opinions, reports or statements regarding any discount for lack of marketability or otherwise), as the Board deems, in its sole discretion, to be relevant and pertinent to such determination.

(n)	“Securities” means any shares of capital stock, bonds, notes, convertible debentures, warrants or other instruments that represent or are exchangeable or exercisable for, or convertible into, a share in the equity of the Corporation, a debt owed by the Corporation or the right to acquire any of the foregoing.

Section 2. Compliance and Disqualified Holders. All Securities shall be held subject to all applicable Gaming Laws and the suitability standards, qualifications and requirements of the Gaming Authorities that regulate the operation and conduct of the businesses of the Corporation or any of its Affiliated Companies and in accordance with the requirements of all applicable Gaming Laws. Any Person that Owns or Controls Securities shall comply with all applicable Gaming Laws. If any Person that Owns or Controls Securities is determined to be a Disqualified Holder, then, if the Corporation so elects in its sole discretion (unless otherwise required by any Gaming Law or Gaming Authority):

(a)	such Person shall sell or otherwise dispose of such Securities or other interest in the Corporation (or, if applicable, a portion thereof, to enable the Corporation to then determine in its sole discretion that such Person would no longer be deemed a Disqualified Holder) within the 30-day period commencing on the date the Corporation gives such Person notice of such Person being deemed a Disqualified Holder and requiring such disposition (or an earlier time if so required by any Gaming Authority or any Gaming Law) in a manner satisfactory to the Board in its sole discretion and, to the extent such purchaser or transferee is readily identifiable, to a purchaser or transferee that the Board determines in good faith (following consultation with reputable outside gaming regulatory counsel) is not a Disqualified Holder; or

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(b)	the Corporation may redeem any or all such Securities on the date specified in the notice given by the Corporation to such Person, which date may not be less than 30 days after notice is given (unless an earlier time is required by any Gaming Authority or any Gaming Law), at a price equal to the Redemption Price; provided that a Disqualified Holder shall be permitted, during the period commencing on the date of such notice and ending on the Redemption Date (as such term is hereinafter defined), to effect and close a disposition of such Securities (or, if applicable, a portion thereof, to enable the Corporation to then determine in its sole discretion that such Person would no longer be deemed a Disqualified Holder) in a manner satisfactory to the Board in its sole discretion (the “Alternate Private Transaction”), to a purchaser or transferee that, to the extent such Person is readily identifiable, the Board determines in good faith (following consultation with reputable outside gaming regulatory counsel) is not a Disqualified Holder; it being agreed, as applicable, that in the event that the Board fails to make a determination in good faith that a proposed readily identifiable purchaser or transferee is not an Disqualified Holder, pursuant to Section 2(a) or Section 2(b) of this ARTICLE XI, within fifteen (15) days from the date on which the Corporation was presented in writing with the identity of such Person and materials reasonably sufficient to make such determination, then the Disqualified Holder shall be entitled to consummate such sale, disposal or Alternate Private Transaction with such Person.

Section 3. Notices.

(a)	Notice to a Disqualified Holder under Section 2(a) or (b) of this ARTICLE XI shall be in writing and shall be deemed given when delivered by personal delivery or by overnight courier or first-class mail, postage prepaid, to the Disqualified Holder’s address as shown on the Corporation’s books and records, or by any other reasonable means and shall be deemed effective on the date given (the “Notice Date”). Failure of the Corporation to provide such notice to a Disqualified Holder after making reasonable efforts to do so shall not preclude the Corporation from exercising its rights under this ARTICLE XI. In the case of Section 2(a) of this ARTICLE XI, such notice shall specify the number and type of Securities that are required, in the Corporation’s sole discretion, to be disposed of.

(b)	If the Corporation intends to redeem Securities in accordance with Section 2(b) of this ARTICLE XI, the notice shall specify (i) the number and type of Securities to be redeemed (the “Subject Shares”), (ii) the number and type of Securities that would be required, in the Corporation’s sole discretion, to be disposed of in an Alternate Private Transaction, (iii) the date and time when such redemption will be consummated (the “Redemption Date”), which date in no event will be earlier than 30 days after the date of such notice (unless an earlier time is required by any Gaming Authority or any Gaming Law), and (iv) the Redemption Price (it being sufficient for the purposes of this ARTICLE XI for the Corporation to indicate generally that the Redemption Price will be determined in accordance with Section 5 of this ARTICLE XI). If the Corporation gives the notice provided for by the preceding sentence, such notice shall be deemed to constitute a binding agreement on the part of the Corporation to redeem, and on the part of the Person notified to sell, the Securities referred to in such notice in accordance with this ARTICLE XI, unless such Person shall consummate an Alternate Private Transaction in accordance with this ARTICLE XI.

(c)	Any notice required or permitted by the provisions of this ARTICLE XI may also be given via electronic communication in compliance with the provisions of the Florida Business Corporation Act, and will be deemed sent upon such electronic transmission.

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Section 4. No Rights of Disqualified Holders. Commencing on the Notice Date (or such earlier date on which any Gaming Authority serves notice of its determination of unsuitability or disqualification of the Disqualified Holder on the Corporation), the Disqualified Holder shall not be entitled to receive payments of dividends or interest upon any Securities Owned by such Disqualified Holder, or exercise, directly or indirectly, any voting or other rights conferred by the Securities upon the holders thereof.

Section 5. Payment of Redemption Price; Effect of Redemption. The Redemption Price may be paid in cash, by unsecured promissory note, or a combination thereof, as required by any applicable Gaming Authority and, if not so required, as the Corporation elects in its sole discretion. If all or any portion of the Redemption Price is to be paid by promissory note, the Corporation shall tender to the Disqualified Holder a promissory note in the principal amount of the Redemption Price, or portion thereof, to be paid thereby, it being understood that in no case shall such promissory note be directly or indirectly convertible into shares of the Corporation’s capital stock. Any promissory note shall contain such terms and conditions as the Board determines necessary or advisable, including without limitation, subordination provisions, to comply with any law or regulation then applicable to the Corporation or any Affiliated Company or to prevent a default under, breach of, event of default under or acceleration of any loan, promissory note, mortgage, indenture, line of credit, or other debt or financing agreement of the Corporation or any Affiliated Company. Subject to the foregoing, the principal amount of the promissory note together with any unpaid interest shall be due and payable no later than the tenth anniversary of delivery of the promissory note and interest on the unpaid principal thereof shall be payable annually in arrears at the rate of 2% per annum. After all of the Subject Shares have been redeemed (either with cash or the issuance of a promissory note as set forth above), such Subject Shares shall no longer be deemed to be outstanding, the Disqualified Holder shall cease to be a stockholder/Securities holder with respect to such Subject Shares and all rights of such Disqualified Holder therein (without limiting the effect of Section 4 of this ARTICLE XI), other than the right to receive the Redemption Price, shall cease.

Section 6. Appeal of Gaming Authority Determination. The operation of this ARTICLE XI shall not be stayed by an appeal from a determination of any Gaming Authority.

Section 7. Determination by Board. The Board shall have the power to determine, on the basis of information known to the Board after reasonable inquiry, all questions arising under this ARTICLE XI, including, without limitation, (a) whether a Person is a Disqualified Holder, (b) whether a Disqualified Holder has disposed of Securities pursuant to Section 2(a) or Section 2(b) of this ARTICLE XI, as applicable, (c) the amount of Securities held directly or indirectly by any Person and (d) the amount of Securities that are required to be disposed of to enable the Corporation to then determine that such Person would no longer be deemed a Disqualified Holder, if applicable. Any such determination shall be binding and conclusive on all such Persons.

Section 8. Indemnification. A Disqualified Holder shall indemnify and hold harmless the Corporation and its Affiliated Companies from, against and for any and all losses, costs, and expenses, including attorneys’ fees, incurred by the Corporation and/or its Affiliated Companies as a result of, or arising out of, directly or indirectly, such Disqualified Holder’s continuing to Own or Control any Securities after the relevant Notice Date, the neglect, refusal or other failure by such Disqualified Holder to comply with the provisions of this ARTICLE XI, or failure of such Disqualified Holder to divest itself of the Securities as and when required by any Gaming Authority or this ARTICLE XI.

Section 9. Equitable Relief. The Corporation shall be entitled to injunctive or other equitable relief in any court of competent jurisdiction to enforce the provisions of this ARTICLE XI, and each holder of Securities shall be deemed to have acknowledged, by acquiring such Securities, that the failure to comply with this ARTICLE XI will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive or other equitable relief to enforce the provisions of this ARTICLE XI.

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Section 10. Non-exclusivity of Rights. The rights of the Corporation pursuant to this ARTICLE XI shall not be exclusive of any other rights the Corporation or any of its Affiliated Companies may have or hereafter acquire under any agreement, provision of the bylaws of the Corporation or such Affiliated Company or otherwise. Nothing in this ARTICLE XI shall be construed to: (i) relieve any Disqualified Holder (or any Affiliate thereof) from any fiduciary obligation imposed by law, (ii) prohibit or affect any contractual arrangement which the Corporation may make from time to time with any holder of Securities to purchase all or any part of any other securities held by such holder or (iii) be in derogation of any action, past or future, which has been or may be taken by the Board or any holder of Securities with respect to the subject matter of this ARTICLE XI.

Section 11. Further Actions. Nothing contained in this ARTICLE XI shall limit the authority of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation or its Affiliated Companies from the denial or threatened denial or loss or threatened loss of any Gaming License held by the Corporation or any of its Affiliated Companies. Without limiting the generality of the foregoing, the Board may conform any provisions of this ARTICLE XI to the extent necessary to make such provisions consistent with applicable laws, including Gaming Laws. In addition, the Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind Bylaws, regulations, and procedures of the Corporation not inconsistent with the express provisions of this ARTICLE XI for the purpose of determining whether any Person is a Disqualified Holder and for the orderly application, administration and implementation of the provisions of this ARTICLE XI. Such procedures and regulations shall be kept on file with the Secretary of the Corporation, the secretary (or equivalent) of its Affiliated Companies and with the transfer agent, if any, of the Corporation and any Affiliated Companies, and shall be made available for inspection, upon request, or mailed to any holder of Securities. The Board shall have exclusive authority and power to administer this ARTICLE XI and to exercise all rights and powers specifically granted to the Board or the Corporation, or as may be necessary or advisable in the administration of this ARTICLE XI. All such actions which are done or made by the Board in good faith shall be final, conclusive and binding on the Corporation and all other Persons. Notwithstanding the foregoing, the Board may delegate all or any portion of its duties and powers under this ARTICLE XI to a committee of the Board as it deems necessary or advisable.

Section 12. Severability. If any provision of this ARTICLE XI or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE XI.

Section 13. Termination and Waivers. Except as may be required by any applicable law or by a Gaming Authority, the Board may waive any of the rights of the Corporation or any restrictions contained in this ARTICLE XI in any instance in which the Board determines that a waiver would be in the best interests of the Corporation. The Board may terminate any rights of the Corporation or restrictions set forth in this ARTICLE XI to the extent that the Board determines that any such termination is in the best interests of the Corporation. Except as may be required by a Gaming Authority, nothing in this ARTICLE XI shall be deemed or construed to require the Corporation to redeem or repurchase any Securities Owned or Controlled by a Disqualified Holder.

5. That these Articles of Amendment shall become effective upon filing, in accordance with the applicable provisions of the Florida Business Corporation Act.

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IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed these Articles of Amendment as of this _____ day of _____, 2022.

FUBOTV INC.

By:
Name:
Title:

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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D81117-P72988

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUBOTV INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Gandler
02) Edgar Bronfman, Jr.
03) Ignacio Figueras
04) Julie Haddon
05) Daniel Leff
06) Laura Onopchenko
07) Pär-Jörgen Pärson

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D81118-P72988

FUBOTV INC.
Annual Meeting of Shareholders
June 9, 2022 12:00 PM
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) David Gandler and Gina Sheldon, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of FUBOTV INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, EDT on June 9, 2022, virtually at www.virtualshareholdermeeting.com/FUBO2022, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side